                                                                    EXHIBIT 10.1



                           PURCHASE AND SALE AGREEMENT

                          AND JOINT ESCROW INSTRUCTIONS


                          DATED AS OF NOVEMBER 26, 1997


                                     BETWEEN


                   BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P.
                         A DELAWARE LIMITED PARTNERSHIP
                                    AS SELLER


                                       AND


                        ARDEN REALTY LIMITED PARTNERSHIP
                         A MARYLAND LIMITED PARTNERSHIP
                                    AS BUYER

                               TABLE OF CONTENTS


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                                                                                      PAGE
                                                                                      ----
ARTICLE I           EFFECTIVE DATE.....................................................2

ARTICLE II          DEFINITIONS........................................................2

ARTICLE III         PROPERTY SUBJECT TO AGREEMENT......................................6

ARTICLE IV          PURCHASE PRICE, PAYMENT OF PURCHASE
                    PRICE AND LIQUIDATED DAMAGES.......................................8
                    4.1      Purchase Price............................................8
                    4.2      Payment of Purchase Price; Deposit........................8
                    4.3      All or Nothing Sale; Statement of Purchase Price..........8
                    4.4      Investment of Deposit.....................................8
                    4.5      Liquidated Damages........................................9

ARTICLE V           "AS IS, WHERE IS" SALE............................................10
                    5.1      "AS IS, WHERE IS" Sale...................................10
                    5.2      Inspection...............................................12

ARTICLE VI          TITLE TO PROPERTY; APPROVALS......................................14
                    6.1      Title....................................................14
                    6.2      Approval of Title........................................14
                    6.3      Personal Property, Leases, Contracts, Permits, and
                             Miscellaneous Property Assets............................16
                    6.4      Approval of Documents....................................16
                    6.5      Vote of Seller's Limited Partners........................16

ARTICLE VII         BUYER'S CONDITIONS PRECEDENT TO CLOSING...........................17
                    7.1      Buyer's Conditions Precedent.............................17
                    7.2      Satisfaction of Conditions...............................18
                    7.3      Waiver of Conditions.....................................18

ARTICLE VIII        SELLER'S CONDITIONS PRECEDENT TO CLOSING .........................18
                    8.1      Seller's Conditions Precedent ...........................18
                    8.2      Satisfaction of Conditions...............................19
                    8.3      Waiver of Conditions.....................................19

ARTICLE IX          ESCROW AND CLOSING................................................19
                    9.1      Deposit With Escrow Holder and Escrow Instructions ......19
                    9.2      Closing..................................................19
                    9.3      Deliveries by Seller.....................................20
                    9.4      Deliveries by Buyer......................................21
                    9.5      Additional Deliveries by Buyer, Seller, and Others ......21
                    9.6      Prorations and Apportionments............................22
                    9.7      Costs and Expenses.......................................23
                    9.8      Insurance................................................24
                    9.9      Close of Escrow..........................................24
                    9.10     Notification; Closing Statements.........................25
                    9.11     Post-Closing Deliveries by Escrow Holder.................25


ARTICLE X           REPRESENTATIONS, WARRANTIES, AND COVENANTS........................25
                    10.1     Buyer's Representations and Warranties...................25
                    10.2     Seller's Representations and Warranties..................26
                    10.3     Continuation and Survival of Representations and
                             Warranties; Limitations on Liability Therefor............28

ARTICLE XI          POSSESSION........................................................28

ARTICLE XII         OPERATION OF THE PROPERTY.........................................29

ARTICLE XIII        LOSS BY CASUALTY; CONDEMNATION ...................................29
                    13.1     Damage or Destruction....................................29
                    13.2     Condemnation.............................................30

ARTICLE XIV         MISCELLANEOUS.....................................................30
                    14.1     Notices..................................................30
                    14.2     Brokers and Finders......................................32
                    14.3     Assignment...............................................32
                    14.4     Successors and Assigns...................................33
                    14.5     Amendments...............................................33
                    14.6     Interpretation...........................................33
                    14.7     Governing Law............................................33
                    14.8     Entire Agreement.........................................33
                    14.9     Attorneys' Fees and Costs................................33
                    14.10    Time of the Essence .....................................33
                    14.11    Confidentiality .........................................34
                    14.12    No Waiver ...............................................34
                    14.13    Further Acts ............................................34
                    14.14    Exhibits ................................................35

                    14.15    Counterparts ............................................35
                    14.16    No Intent to Benefit Third Parties ......................35
                    14.17    Performance Due on Day Other Than Business Day ..........35
                    14.18    Expenses of Purchase and Sale ...........................35
                    14.19    Severability ............................................35
                    14.20    No Recording ............................................35
                    14.21    Quitclaim ...............................................35
                    14.22    Termination of Agreement ................................36
                    14.23    Waiver of Known Defaults ................................37
                    14.24    Access to Records After Closing .........................37

Exhibit A  -  LEGAL DESCRIPTION.......................................................A-1
Exhibit B  -  FORM OF GRANT DEED......................................................B-1
Exhibit C  -  FORM OF BILL OF SALE....................................................C-1
Exhibit D  -  FORM OF GENERAL ASSIGNMENT AND
              ASSUMPTION AGREEMENT....................................................D-1
Exhibit E  -  FORM OF NON-FOREIGN AFFIDAVIT...........................................E-1
Exhibit F  -  FORM OF NOTICES TO SUBTENANTS
              EQUIPMENT LESSORS, AND VENDORS..........................................F-1

SCHEDULE 10.2(c)  -  LEASE AND CONTRACT DEFAULTS......................................G-1

                           PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS


         This PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") is made as of November 26, 1997, between BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership ("SELLER"), and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("BUYER"), for the purpose of setting forth the agreement of the parties and of instructing COMMERCE ESCROW COMPANY, a California corporation ("ESCROW HOLDER") with respect to the transactions contemplated by this Agreement.

                                 R E C I T A L S

         A. Seller is the owner of certain land located at 9201 West Sunset Boulevard, West Hollywood and Los Angeles, California, and more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "LAND"), upon which is located certain improvements commonly known as the "Beverly Sunset Medical Building," consisting of a ten floor multi-tenant medical office tower with retail space on the lobby level and a landscaped entrance plaza (collectively, the "MEDICAL BUILDING"), and an attached subterranean and surface parking structure (the "PARKING STRUCTURE").

         B. Seller is the owner of certain items of personal property located at and used in the operation of the Medical Building, including, but not limited to furniture, furnishings, equipment, inventory, merchandise, and supplies.

         C. The Medical Building is managed by Voit Management Company, L.P. ("MANAGER"), pursuant to that certain Management Agreement dated November 1, 1992 (the "MANAGEMENT AGREEMENT"), between Manager and Seller. The Parking Structure is leased and operated by AMPCO Auto Parks, Inc., a California corporation doing business as AMPCO Parking ("PARKING OPERATOR") pursuant to that certain Parking Garage Lease dated as of February 1, 1986, as amended by Amendment No. 1 to Parking Garage Lease dated as of October 1, 1989 (collectively, the "PARKING AGREEMENT"), between Parking Operator and Seller.

         D. Buyer desires to purchase the Property (as hereinafter defined) from Seller, and Seller desires to sell the Property to Buyer, on the terms and conditions set forth herein.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                                    ARTICLE I
                                 EFFECTIVE DATE

         This Agreement shall be effective (the "EFFECTIVE DATE") when a fully executed copy of this Agreement (or a fully executed copy in counterparts) is deposited with Escrow Holder. Escrow Holder is hereby instructed to immediately notify in writing each party to this Agreement of the Effective Date.

                                   ARTICLE II
                                   DEFINITIONS

         The following terms and references shall have the meanings indicated below:

                  (1) "AGREEMENT" shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.

                  (2) "BALANCE" shall have the meaning ascribed thereto in
Section 4.2(b) of this Agreement.

                  (3) "BILL OF SALE" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (4) "BROKER" shall have the meaning ascribed thereto in
Section 14.2(a) of this Agreement.

                  (5) "BUYER" shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.

                  (6) "CLOSING" means the consummation of the transactions contemplated by this Agreement.

                  (7) "CLOSING DATE" means the date the Deed is recorded.

                  (8) "CLOSING STATEMENTS" shall have the meaning ascribed thereto in Section 9.9(a) of this Agreement.

                  (9) "CONDEMNATION NOTICE" shall have the meaning ascribed thereto in Section 13.2 of this Agreement.

                  (10) "CONTRACTS" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (11) "CUTOFF TIME" shall have the meaning ascribed thereto in
Section 9.6 of this Agreement.

                  (12) "DEED" shall have the meaning ascribed thereto in Article III of this Agreement.

                  (13) "DEPOSIT" shall have the meaning ascribed thereto in
Section 4.2(a) of this Agreement.

                  (14) "DOCUMENTS" shall have the meaning ascribed thereto in
Section 6.4 of this Agreement.

                  (15) "EFFECTIVE DATE" shall have the meaning ascribed thereto in Article I of this Agreement.

                  (16) "ENVIRONMENTAL ASSESSMENTS" shall mean, collectively, that certain Phase I Environmental Site Assessment dated as of September 10, 1997, Project Number 3890, prepared by CET Environmental Services, Inc.; and that certain Asbestos Management Program dated as of May 14, 1993, prepared by The Earth Technology Corporation, as updated by that certain Operations & Maintenance - (Review) dated as of March 31, 1997, prepared by American Environmental Specialists, Co.

                  (17) "ESCROW" shall have the meaning ascribed thereto in
Section 9.1 of this Agreement.

                  (18) "ESCROW HOLDER" shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.

                  (19) "FF&E" means furniture, fixtures, equipment, machinery, appliances, fittings, and other removable articles of personal property of every kind and nature that are owned by Seller, located at the Land, and used in the operation of the Medical Building or the Parking Structure.

                  (20) "FF&E AND CAPITAL RESERVES" means all funds, reserves, escrows, and accounts for the replacement and repair of FF&E and the funding of capital improvements to the Property, including, without limitation, the "Capital Expenditure Account," described in Section 7.5 of the Management Agreement. FF&E and Capital Reserves are not being transferred by Seller to Buyer.

                  (21) "GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT" shall have the meaning ascribed thereto in Article III of this Agreement.

                  (22) "HOLIDAY" shall have the meaning ascribed thereto in
Section 14.17 of this Agreement.

                  (23) "MEDICAL BUILDING" shall have the meaning ascribed thereto in Recital A of this Agreement.

                  (24) "IMPROVEMENTS" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (25) "INFORMATION" shall have the meaning ascribed thereto in
Section 5.1(b) of this Agreement.

                  (26) "KNOWN DEFAULT" shall have the meaning ascribed thereto in Section 14.23 of this Agreement.

                  (27) "LAND" shall have the meaning ascribed thereto in Recital A of this Agreement.

                  (28) "LEASES" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (29) "LIMITED PARTNER DISAPPROVAL" shall have the meaning set forth in Section 7.1(a) hereof.

                  (30) "LIMITED PARTNERS" means, collectively, the limited partners and unit holders of Seller.

                  (31) "MANAGEMENT AGREEMENT" shall have the meaning ascribed thereto in Recital C of this Agreement.

                  (32) "MANAGER" shall have the meaning ascribed thereto in Recital C of this Agreement.

                  (33) "MISCELLANEOUS PROPERTY ASSETS" shall have the meaning ascribed thereto in Article III of this Agreement.

                  (34) "NOTICE OF REQUIRED PARTNERSHIP VOTE" shall have the meaning ascribed thereto in Section 6.5 of this Agreement.

                  (35) "OWNER'S TITLE POLICY" shall have the meaning ascribed thereto in Section 6.1 of this Agreement.

                  (36) "PARKING AGREEMENT" shall have the meaning ascribed thereto in Recital C of this Agreement.

                  (37) "PARKING OPERATOR" shall have the meaning ascribed thereto in Recital C of this Agreement.

                  (38) "PARTNERSHIP VOTE MEETING" shall have the meaning ascribed thereto in Section 6.5 of this Agreement.

                  (39) "PERMITS" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (40) "PERMITTED EXCEPTIONS" shall have the meaning ascribed thereto in Section 6.1 of this Agreement.

                  (41) "PERSONAL PROPERTY" shall have the meaning ascribed thereto in Article III of this Agreement.

                  (42) "PROPERTY" shall have the meaning ascribed thereto in
Article III of this Agreement.

                  (43) "PRORATIONS" shall have the meaning ascribed thereto in
Section 9.6 of this Agreement.

                  (44) "PROTECTED MARKS" shall mean all trademarks, service marks, trade names, logos, designs, and all goodwill appurtenant thereto, owned by Manager, Parking Operator, or any direct or indirect parent, subsidiary or affiliate of each, or which may be owned by tenants under Leases or by third parties under Contracts.

                  (45) "PTR" shall have the meaning ascribed thereto in Section 6.2(a) of this Agreement.

                  (46) "PURCHASE PRICE" shall have the meaning ascribed thereto in Section 4.1 of this Agreement.

                  (47) "REAL PROPERTY" shall have the meaning ascribed thereto in Article III of this Agreement.

                  (48) "SELLER" shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.

                  (49) "SELLER HAS NOT RECEIVED" shall have the meaning ascribed thereto in Section 10.2(o) of this Agreement.

                  (50) "SELLER'S KNOWLEDGE" shall have the meaning ascribed thereto in Section 10.2(n) of this Agreement.

                  (51) "SELLER'S NON-FOREIGN AFFIDAVIT" shall have the meaning ascribed thereto in Section 9.3(d) of this Agreement.

                  (52) "SELLER'S PARTNERSHIP AGREEMENT" shall mean that certain Amended and Restated Agreement of Limited Partnership of Shearson Beverly Hills Medical Partners, L.P., dated 1987.

                  (53) "SURVEY" shall have the meaning ascribed thereto in
Section 6.2(a) of this Agreement.

                  (54) "TITLE COMPANY" shall have the meaning ascribed thereto in Section 6.1 of this Agreement.

                  (55) "TRANSFER" shall have the meaning ascribed thereto in
Section 14.3 of this Agreement.

                                   ARTICLE III
                          PROPERTY SUBJECT TO AGREEMENT

         Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, all of Seller's right, title, and interest in and to the following (collectively, the "PROPERTY"):

                  (a) LAND - the Land is described in Exhibit A. The Land shall be conveyed from Seller to Buyer pursuant to a Grant Deed (the "DEED") substantially in the form of Exhibit B attached hereto and incorporated herein by reference.

                  (b) IMPROVEMENTS - the Medical Building, Parking Structure, and other buildings, structures, and improvements, located on the Land (collectively, the "IMPROVEMENTS," and together with the Land, the "REAL PROPERTY"). The Improvements shall be conveyed from Seller to Buyer pursuant to the Deed.

                  (c) PERSONAL PROPERTY - that certain personal property owned by Seller, located at the Land, and used for the operation, maintenance, and management of the Medical Building or the Parking Structure as of the Closing Date, including, without limitation, the FF&E, and the items listed on Schedule I to Exhibit C attached hereto and incorporated herein by reference (collectively, the "PERSONAL PROPERTY"). Notwithstanding anything to the contrary contained in this Agreement, the Personal Property shall not include: personal property leased by Seller under the contracts described in Schedule II to Exhibit C; personal property owned by Manager or Parking Operator; personal property owned by invitees of the tenants at the Medical Building or Parking Structure; personal property owned by any tenant under any Lease; and personal property owned by any suppliers, vendors, or contractors serving the Medical Building, the Parking Structure, or any tenant thereat. The Personal Property shall be conveyed from Seller to Buyer pursuant to a Bill of Sale (the "BILL OF SALE") substantially in the form of Exhibit C.

                  (d) LEASES - those certain leases, space leases, licenses, occupancy agreements, concessions, or other such arrangements for the use of space within the Medical Building or Parking Structure in effect on the Closing Date, other than arrangements for the transient use of parking spaces at the Parking Structure, as set forth on Schedule I to Exhibit D attached hereto and incorporated herein by reference (collectively, the "LEASES"). Seller's interest in the Leases shall be conveyed from Seller to Buyer pursuant to a General Assignment and Assumption Agreement (the "GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT") substantially in the form of Exhibit D.

                  (e) CONTRACTS - those certain contracts and agreements relating to the improvement, maintenance, repair, or operation of the Medical Building or the Parking Structure in effect on the Closing Date, if any, entered into by Seller or its predecessors in interest (or by Manager as the agent of Seller or in the name of the Medical Building or the Parking Structure), as set forth on Schedule I to Exhibit D (collectively, the "CONTRACTS"). Seller's interest in the Contracts shall be conveyed from Seller to Buyer pursuant to the General Assignment and Assumption Agreement.

                  (f) PERMITS - those certain licenses and permits obtained by Seller or its predecessors in interest (or by Manager as the agent of Seller or in the name of the Medical Building or the Parking Structure), if any, used in or relating to the ownership, occupancy, or operation of the Property or any part thereof in effect on the Closing Date, as set forth on Schedule I to Exhibit D, other than those which, under applicable law or under provisions applicable to any particular license or permit in question, are non-transferable (collectively, the "PERMITS"). Seller's interest in the Permits shall be conveyed from Seller to Buyer pursuant to the General Assignment and Assumption Agreement.

                  (g) MISCELLANEOUS PROPERTY ASSETS - those certain contract rights, trademarks, service marks, trade names, logos, copyrights, and rights under guaranties or warranties relating to goods, merchandise, or services at or relating to the Medical Building or Parking Structure, including, without limitation, the assets set forth on Schedule I to Exhibit D, together with any indemnities benefitting Seller or the Property and relating to the Property, to the extent such items are transferable (collectively, the "MISCELLANEOUS PROPERTY ASSETS"), but the Miscellaneous Property Assets shall not include (and there shall be expressly excluded) the Leases, the Contracts, the Permits, and the Protected Marks. Seller's interest in the Miscellaneous Property Assets shall be conveyed from Seller to Buyer pursuant to the General Assignment and Assumption Agreement.

                                   ARTICLE IV
                           PURCHASE PRICE, PAYMENT OF
                      PURCHASE PRICE AND LIQUIDATED DAMAGES

         4.1 PURCHASE PRICE. Subject to the terms, conditions, and provisions contained in this Agreement, Buyer agrees to pay, and Seller agrees to accept, as consideration for conveyance of the Property to Buyer, the sum of Twenty Eight Million Seven Hundred Fifty Thousand Dollars ($28,750,000.00) (the "PURCHASE PRICE").

         4.2 PAYMENT OF PURCHASE PRICE; DEPOSIT. The Purchase Price shall be paid by Buyer as follows:

             (a) Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "DEPOSIT") shall be placed into Escrow by wire transfer of immediately available funds to Escrow Holder within one (1) business day following the Effective Date. Escrow Holder shall immediately notify Seller by facsimile in accordance with
Section 14.1 hereof of Escrow Holder's receipt of the Deposit. The Deposit shall become non-refundable (except as expressly provided to the contrary in this Agreement) at 3:00 P.M. Los Angeles time on November 26, 1997, unless Buyer shall have terminated this Agreement in accordance with Section 5.2(e) prior to such time. Escrow Holder shall not release the Deposit except in strict accordance with the terms and conditions of this Agreement, or in strict accordance with further written instructions signed by both Seller and Buyer.

             (b) The balance of the Purchase Price, subject to adjustments as provided in Sections 9.6 and 9.7 hereof and taking into account all interest earned on the Deposit (the "BALANCE"), shall be placed into Escrow by wire transfer of immediately available funds to Escrow Holder at least one (1) business day before the scheduled Closing. If the purchase of the Property by Buyer hereunder is consummated, then the Deposit and all interest accrued thereon shall constitute a part of and be applied against the Purchase Price. If the purchase of the Property by Buyer hereunder is not consummated, then the Deposit and all interest accrued thereon shall either be returned to Buyer or be paid to Seller in accordance with the provisions hereinafter set forth.

         4.3 ALL OR NOTHING SALE; STATEMENT OF PURCHASE PRICE. The sale of the Property shall be on an all or nothing basis, the sale of each item of Property to be conditioned upon the simultaneous sale of all other items of Property on a concurrent basis, and Buyer shall have no right to purchase, and Seller shall have no right to cause Buyer to purchase, less than all of the Property as an entirety in accordance with the provisions of this Agreement. Both Buyer and Seller agree that in all public filings and reports, including, without limitation, any documentary or other transfer tax declarations and any federal, state, or local income, sales, or use tax returns or declarations, the Property shall be valued as herein provided.

         4.4 INVESTMENT OF DEPOSIT. Immediately upon receipt of the Deposit and without further instruction, Escrow Holder shall invest the Deposit in money market accounts, certificates of deposit, United States government obligations, or in collateralized interest bearing accounts, as shall be directed in writing by Buyer, subject to Seller's reasonable approval. Subject to the provisions of
Section 4.5 below, all interest on the Deposit shall accrue for the benefit of Buyer until the Closing. Seller shall not be responsible for nor bear the risk of loss of the Deposit, and shall not be responsible for the rate of return thereon.

         4.5 LIQUIDATED DAMAGES. IF THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE THIS AGREEMENT IS TERMINATED BY SELLER UNDER SECTION 14.22(c) HEREOF, AND SELLER HAS OTHERWISE SATISFIED ALL MATERIAL CONDITIONS REQUIRED TO BE SATISFIED BY SELLER ON OR BEFORE THE DATE OF SUCH TERMINATION, ESCROW HOLDER SHALL PAY TO SELLER THE DEPOSIT (INCLUDING ALL INTEREST EARNED FROM THE INVESTMENT THEREOF) AND SELLER SHALL RETAIN SUCH AMOUNT AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR SIGNATURES BELOW, THE PARTIES EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE DEPOSIT (PLUS INTEREST) HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES IF THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER. THE PARTIES FURTHER ACKNOWLEDGE THAT SUCH LIQUIDATED DAMAGES HAVE BEEN AGREED UPON AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER IN THE EVENT THAT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE OF A DEFAULT HEREUNDER ON THE PART OF BUYER, PROVIDED THAT: (A) THE FOREGOING SHALL NOT LIMIT SELLER'S RIGHTS OR REMEDIES WITH RESPECT TO (1) THE OBLIGATIONS OF BUYER UNDER SECTIONS 5.2, 14.2(b), 14.9,AND 14.11 HEREOF AND (2) THOSE RIGHTS AND OBLIGATIONS THAT, BY THEIR TERMS, SURVIVE THE TERMINATION OF THIS AGREEMENT; AND (B) BUYER SHALL ALSO BE RESPONSIBLE FOR THE PAYMENT OF ALL TITLE COMPANY AND ESCROW CANCELLATION CHARGES.

         NOTHING CONTAINED IN THIS SECTION 4.5 SHALL BE DEEMED TO LIMIT ANY OF THE INDEMNITIES OF BUYER OR SELLER CONTAINED ELSEWHERE IN THIS AGREEMENT. IN THE EVENT THAT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS CONSUMMATED, THIS SECTION 4.5 SHALL BE OF NO FURTHER FORCE OR EFFECT.

                                    "SELLER"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership


                                    By:     Medical Office Properties, Inc.,
                                            a Delaware corporation
                                    Its:    General Partner

                                            By: /s/ Jeffrey C. Carter
                                               --------------------------------
                                            Print Name:  Jeffrey C. Carter
                                            Print Title: President

                                    "BUYER"

                                    ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:     Arden Realty, Inc.,
                                            a Maryland corporation
                                    Its:    General Partner

                                    By: /s/ Richard S. Ziman
                                        ------------------------------------
                                    Print Name:  Richard S. Ziman
                                    Print Title: Chairman and CEO


                                    ARTICLE V
                             "AS IS, WHERE IS" SALE

         5.1 "AS IS, WHERE IS" SALE. Buyer acknowledges that Seller owns and leases the Property but has not and does not directly operate or manage the Property. As an essential inducement to Seller to sell the Property to Buyer on the favorable terms and conditions set forth in this Agreement, Buyer acknowledges, understands, and agrees as follows:

             (a) (i) Buyer is (or is controlled by) a sophisticated purchaser who is familiar with this type of property; (ii) except as expressly set forth herein, neither Seller nor any of its agents, brokers, officers, directors, partners, shareholders, or employees has made or will make any representations or warranties of any kind whatsoever, whether oral or written, express or implied, with respect to the Property, including, without limitation, with respect to the economic value of the Property, adequacy of utilities serving the Property, the fitness or suitability of the Property for Buyer's intended uses or the present use of the Property, or the physical condition, occupation, or management of the Property, its compliance with applicable statutes, laws, codes, ordinances, regulations, or requirements relating to occupancy, leasing, zoning, subdivision, removal of architectural, physical, or communications barriers, planning, building, fire, safety, health or environmental matters (including, without limitation, the presence or absence of asbestos or toxic or hazardous substances or materials), compliance with covenants, conditions, and restrictions (whether or not of record), other local, municipal, regional, state, or federal requirements, or other statutes, laws, codes, ordinances, regulations, or requirements; and (iii) except as expressly provided herein, Buyer will be purchasing the Property in its "AS IS, WHERE IS" condition and "WITH ALL FAULTS," and except as expressly provided herein or in the Documents, Seller expressly disclaims and negates, as to the Personal Property and all of the other Property: (A) any implied or express warranty of merchantability; (B) any implied or express warranty of fitness for a particular purpose; and (C) any implied warranty with respect to the condition of the Property, the past or projected financial condition of the Property (including, without limitation, the income or expenses thereof), or the uses permitted on, the development requirements for, or any other matter or thing relating to all or any portion of the Property. Pursuant to Section 5.2 hereof, Buyer has been or will be afforded the opportunity to make any and all inspections of the Property and such related matters as Buyer may reasonably desire, subject to the rights of the tenants and other current occupants of the Property.

             (b) In addition, but without limiting the generality of subsection
(a) above, except as expressly represented or warranted in Section 10.2 below or otherwise provided herein: (i) all documents, reports, studies, and other information or materials delivered or disclosed to Buyer by Seller, including, without limitation, the Environmental Assessments (collectively, the "INFORMATION"), are being provided to Buyer for informational purposes only and only as an accommodation to Buyer; (ii) unless expressly stated otherwise, all of the Information relates to the period from and after Seller's acquisition of title to the Property, and except for environmental information that Seller has in its possession, Seller need not provide any documents, reports, studies, or other information or materials regarding any aspect of Seller's relationship with Seller's predecessor(s)-in-title; (iii) Seller has not made, is not making, and will not make any representation, warranty, or promise of any kind, express or implied, concerning the accuracy or completeness of all or any part of the Information; and (iv) any inaccuracy, incompleteness, or deficiency in any part of the Information shall be solely the risk and responsibility of Buyer, shall not be chargeable in any respect to Seller, and shall not form the basis of any claims by Buyer against any person or entity that prepared, authored, compiled, or created any part of the Information, such claims being expressly waived and relinquished by Buyer. If Buyer chooses, in Buyer's sole and absolute discretion, not to procure a new phase I environmental assessment of the Property with Buyer's own consultant, then Seller shall provide reasonable assistance (so long as such assistance shall be at no cost to Seller) to Buyer in obtaining a reliance letter from CET Environmental Services, Inc.,the firm which prepared the September 10, 1997, Phase I Environmental Site Assessment, entitling Buyer to rely thereon as if the same had been addressed to Buyer.

             (c) Buyer hereby absolutely and unconditionally waives and releases Seller, to the fullest extent permitted under law, from and of any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses with respect to all obliga tions for or pertaining to the existence of asbestos, hazardous materials, or environmental con tamination or conditions at, in, on, under, or from the Property arising under or based upon any federal, state, local, or foreign laws or regulations, or based upon common law or otherwise, whether now or hereafter in effect, including, without limitation, all those provisions of law that exclude or may exclude unknown or unsuspected claims from general release, provided, however, that this waiver and release shall not release Seller from any liability for fraud. EXCEPT FOR ANY LIABILITY OF SELLER FOR FRAUD, THIS WAIVER AND RELEASE BY BUYER INCLUDES BUYER'S WAIVER AND RELEASE OF ANY CLAIMS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR", THE PROVISIONS OF WHICH BUYER HEREBY SPECIFICALLY ACKNOWLEDGES, AFTER CONSULTATION WITH LEGAL COUNSEL AND WITH FULL KNOWLEDGE OF THE CONSEQUENCES OF ITS ACTIONS.

   /s/ RSZ
   ------------------
   Buyer's initials

             (d) To the extent required to be operative, the disclaimers or warranties contained herein are "conspicuous" disclaimers for purposes of any applicable law, rule, regulation, or order, and the delivery of the Environmental Assessment to Buyer constitutes appropriate written disclosure and notice of hazardous substances at the Property to the extent required by Section 25359.7 et seq. of the California Health and Safety Code.

         5.2 INSPECTION.

             (a) Buyer and its representatives shall have the right until 3:00 p.m. Los Angeles time on November 26, 1997, to enter upon and inspect the Property and to conduct soils, engineering, and any other tests or studies as Buyer may reasonably desire, but only upon reasonable advance notice to Seller, only during times reasonably chosen by Seller to minimize disruptions to the Medical Building and the Parking Structure, and only if accompanied by a representative of Seller (if so desired by Seller). Such entry, inspections, tests, and studies shall not damage the Property in any respect. Buyer shall keep the Property free and clear of any mechanic's or materialmen's liens arising out of any entry, inspection, test, or study conducted by Buyer or its representatives, and Buyer shall promptly restore the Property to its previous condition before any such entries were made or inspections, studies, or tests were performed by Buyer or its representatives.

             (b) All entries by Buyer onto the Property shall be subject to and conducted in accordance with all applicable laws, so as to avoid any interference with the operations and occupancy of the Property, and to avoid any disturbance of the tenants under the Leases or any of the guests or other occupants of the Property.

             (c) If Buyer or its representatives undertake any borings or other disturbances of the soil, the soil shall be re-compacted to its condition immediately before any such borings or other disturbances were undertaken, and if reasonably requested by Seller, Buyer shall obtain, at Buyer's own expense, a certificate from a licensed soils engineer that certifies that the soil has been re-compacted to such condition. Buyer shall obtain Seller's consent prior to undertaking any boring or other physical intrusion into the soil or Improvements

             (d) Notwithstanding any general liability or other insurance that may be maintained by Buyer, Buyer shall indemnify and defend Seller, Manager, and Parking Operator and hold Seller, Manager, and Parking Operator harmless (using counsel reasonably satisfactory to Seller) from any and all loss, cost, liability, claim, damage, or expense (including, without limitation, reasonable attorneys' fees and costs) that Seller, Manager, or Parking Operator may proximately sustain or incur by reason of or in connection with any entry, inspections, studies, or tests performed by Buyer or its representatives; provided, however, that if Buyer's or its representatives entry, inspection, study, or test results in the discovery of a defect in the Property, neither Buyer nor its representatives shall be responsible for any damages suffered by Seller, Manager, or Parking Operator as a result of such discovery, including, without limitation, any impact on the marketability or value of the Property, so long as Buyer and its representatives comply with all the terms and conditions of Section 14.11 below. The indemnity obligations of Buyer under this Section 5.2(d) shall survive any termination of this Agreement, or the delivery of the Deed and the transfer of title to the Property. If this Agreement is terminated for any reason other than pursuant to Section 14.22(b) hereof, Buyer shall, upon request, promptly deliver to Seller all originals and copies of any inspections, studies, tests, surveys, or other reports made for or provided to Buyer by third parties with respect to the Property, other than any economic studies, financial analyses, or capital improvement and rehabilitation studies or programs relating to the Property, and Buyer shall make no further distributions or disclosures of any such inspections, studies, tests, surveys, and other reports, unless Buyer is compelled to make such disclosure by a court of competent jurisdiction or pursuant to a requirement of law.

             (e) Buyer shall notify Seller and Escrow Holder in writing prior to 3:00 p.m. Los Angeles time on November 26, 1997, if Buyer, in Buyer's sole and absolute discretion, disapproves of the results if its inspection of the Property. If Buyer timely disapproves, this Agreement shall terminate and the rights and obligations of Buyer and Seller shall be as specified in Section 14.22(a). If Buyer fails to notify Seller and Escrow Holder in writing within the required time period that Buyer disapproves of its inspection of the Property, Buyer shall be deemed to have unconditionally approved all such matters.

                                   ARTICLE VI
                          TITLE TO PROPERTY; APPROVALS

         6.1 TITLE. At the Closing, Seller shall convey the Real Property to Buyer by execution and delivery of the Deed. The issuance by Stewart Title Guaranty Company (the "TITLE COMPANY") of an American Land Title Association Owner's Policy of Title Insurance in the amount of the Purchase Price and in conformity with the requirements of this Agreement (the "OWNER'S TITLE POLICY") shall be conclusive evidence of Seller's delivery of appropriate title acceptable to Buyer. Buyer acknowledges and agrees that Buyer shall have no recourse against Seller or Seller's partners, representatives, or affiliates for any defect in the title actually acquired by Buyer, and that Seller and Seller's partners, representatives, and affiliates shall have no liability to Buyer based upon any defect in the title actually acquired by Buyer. The Owner's Title Policy shall be issued by the Title Company subject only to property taxes and assessments not yet delinquent, and such other exceptions to title as may be approved by Buyer pursuant to Section 6.2 hereof (collectively, the "PERMITTED EXCEPTIONS"). The provisions of this Section 6.1 limiting Buyer's rights, remedies, and recourse against Seller for a defect in title relating to the Real Property shall survive the Closing.

         6.2 APPROVAL OF TITLE.

             (a) Buyer has received and reviewed: (i) that certain preliminary title report dated as of September 2, 1997, at 7:30 a.m., and that certain Supplemental Report thereto dated October 20, 1997, both concerning the Real Property and issued by the Title Company under order number 040034243, and copies of all documents referred to in either as encumbering the Real Property (collectively, the "PTR"); and (ii) that certain ALTA/ACSM Land Title Survey of the Real Property prepared by Psomas and Associates as project number 1BEV1901, and signed and certified as of October 13, 1997 (the "SURVEY"). Buyer has approved the condition of title to (and the Survey of) the Real Property, and shall not object thereto except for: (x) matters first arising after the date of the PTR; and (y) those title exceptions in Schedule B of the PTR numbered 1, 6, 7, 8, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 26, 27, and 28. With respect to the aforementioned title exceptions, exception 1 shall be prorated through Escrow at Closing, Seller shall cause exceptions 15, 16, 20, 21, 22, 23, and 24 to be omitted from the Owner's Title Policy as title exceptions, and Buyer agrees exceptions 6, 7, 8, 17, 18, 19, and 26 will be updated at Closing with title exceptions specifying the specific tenants and other occupants of the Property.

             (b) Within seven (7) calendar days after Buyer learning of any additional title or survey exception affecting the Real Property not noted in the PTR or the Survey, Buyer shall notify Seller and Escrow Holder in writing if any such matter is not acceptable to Buyer; provided, however, that Buyer may not refuse to accept: (i) any covenant, condition, restriction, right, right of way, or easement of record, or encroachment that does not materially and adversely affect the continued use of the Property for the purpose for which the Property is being used as of the Effective Date; (ii) any lien for real property taxes and assessments not yet delinquent; (iii) applicable zoning and use regulations of any applicable governmental authority to the extent the Property is in conformity or compliance therewith as of the Effective Date; (iv) rights of tenants under Leases, as tenants only, without any option to purchase or right of first refusal for all or any portion of the Real Property; (v) possessory interests in the Property of less than thirty (30) days' duration arising in the ordinary course of the operation of the Medical Building or the Parking Structure; and (vi) any mechanic's or other liens arising out of Buyer's entry upon the Real Property. If Buyer fails to notify Seller and Escrow Holder in writing within the required time period that Buyer disapproves of any such additional exceptions to title, Buyer shall be deemed to have unconditionally approved such additional exceptions to title. If Buyer timely objects to any such additional exception(s) to title, Seller shall have seven (7) calendar days after Seller's receipt of Buyer's written objection(s) to notify Buyer and Escrow Holder in writing that:

                 (i) Seller intends to use its commercially reasonable efforts to attempt to either (A) cause any disapproved exception(s) to be removed from title by the Closing, or (B) obtain an endorsement reasonably acceptable to Buyer. The procurement by Seller of a commitment for the issuance of the Owner's Title Policy, with endorsement(s) thereto reasonably acceptable to Buyer insuring Buyer against any title exception that was disapproved pursuant to this
Section 6.2, shall be conclusively deemed a cure by Seller of such disapproved exception(s). Notwithstanding the foregoing, however, Seller shall not be obligated to cause, or pay for, the removal of any disapproved exception(s) to title; or

                 (ii) Seller elects not to attempt to cause any such disapproved exception(s) to be removed from title. If Seller fails to notify Buyer and Escrow Holder in writing of Seller's election within the required time period, Seller shall be conclusively deemed to have elected not to cause Buyer's disapproved exception(s) to be removed from title.

             (c) If Seller gives Buyer and Escrow Holder written notice under subsection (b)(ii) above or is deemed to have done so, Buyer shall have until five (5) calendar days after its receipt of such notice to notify Seller and Escrow Holder that: (i) Buyer revokes its disapproval of such exception(s) and will proceed with the purchase of the Property without any reduction in the Purchase Price and will take title to the Property subject to such exception(s); or (ii) Buyer will terminate this Agreement in accordance with Section 14.22(a). If Buyer fails to notify Seller and Escrow Holder in writing of Buyer's election within the required time period, Buyer shall be conclusively deemed to have revoked its disapproval of such exception(s) and to have elected to proceed with the purchase of the Property and the acquisition of title to the Property subject to such exception(s).

             (d) Prior to the Closing, Seller shall not take any action or commit or suffer any acts which would give rise to a material and detrimental variance from the current legal description of the Real Property, or cause the creation of any detrimental exception or encumbrance against or respecting the Real Property, without in each case the prior written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion.

         6.3 PERSONAL PROPERTY, LEASES, CONTRACTS, PERMITS, AND MISCELLANEOUS PROPERTY ASSETS. At the Closing, Seller shall transfer to Buyer and Buyer shall assume all of Seller's interest in the Personal Property and in the Leases (including, without limitation, the Parking Agreement), the Contracts (excluding, however, the Management Agreement, which shall be cancelled by Seller prior to or at the Closing), the Permits, and the Miscellaneous Property Assets by execution and delivery of the Bill of Sale and the General Assignment and Assumption Agreement respectively. Seller and Buyer specifically waive compliance, if any is required, with California Uniform Commercial Code, Sections 6101, et seq., commonly referred to as the Uniform Commercial Code - Bulk Transfers, and any similar provisions under the laws of the State of California in effect from time to time.

         6.4 APPROVAL OF DOCUMENTS. Buyer and Seller each hereby acknowledges that the transfer documents attached hereto as exhibits (the "DOCUMENTS"), as revised to conform to the specific terms of this Agreement (as amended from time to time), will be used at Closing. Buyer and Seller each hereby approve the form of all the Documents, subject to completion of any uncompleted information to be set forth therein in accordance with the terms of this Agreement, and further subject to the reasonable review and approval of the Title Company, and to any other reasonable changes required to comply with federal, state, or local law.

         6.5 VOTE OF SELLER'S LIMITED PARTNERS. If prior to the Closing the Limited Partners of Seller have caused a meeting of the Partnership to be called in accordance with Seller's Partnership Agreement, to vote to approve or disapprove the transactions contemplated herein, or to vote to approve or disapprove a different transaction relating to the Property (each, a "PARTNERSHIP VOTE MEETING"), then: (i) Seller shall promptly thereafter provide written notice of the requirement for such meeting (the "NOTICE OF REQUIRED PARTNERSHIP VOTE") to Buyer and to Escrow Holder, together with the date set therefor; (ii) the Closing Date provided for in Section 9.2(a) below shall be extended to the seventh (7th) calendar day following Seller's delivery of the result of the Partnership Vote Meeting to Buyer and to Escrow Holder; (iii) Seller shall provide Buyer and Escrow Holder with written notice of the result of the Partnership Vote Meeting promptly after such result becomes available; and (iv) unless the Partnership Vote Meeting is held and written notice of the approval by the Limited Partners of the transactions contemplated by this Agreement is provided to Buyer and Escrow Holder by no later than February 1, 1998, either party may terminate this Agreement by written notice to the other party and to Escrow Holder. Seller shall be responsible for all costs associated with conducting any Partnership Vote Meeting, and upon the occurrence of any Limited Partner Disapproval (but not upon any termination of this Agreement pursuant to Section 9.2(a)), Seller shall promptly reimburse Buyer for the reasonable disbursements made by Buyer to unaffiliated third-parties in connection with Buyer's negotiation of this Agreement and due diligence investigation of the Property; provided, however, that such reimbursement will be made only upon Buyer's presentation to Seller of reasonably detailed invoices evidencing such disbursements; and further provided that in no event shall Seller be obligated to reimburse Buyer for more than $75,000.00 of such disbursements. Except as expressly provided in the preceding sentence, Seller shall have no liability to Buyer for the occurrence of any Limited Partner Disapproval.

                                   ARTICLE VII
                     BUYER'S CONDITIONS PRECEDENT TO CLOSING

         7.1 BUYER'S CONDITIONS PRECEDENT. The following conditions are conditions precedent to Buyer's obligation to purchase the Property:

             (a) LIMITED PARTNER DISAPPROVAL. The Limited Partners of Seller shall not have exercised any right which they may have under Seller's Partnership Agreement to disapprove any of the transactions contemplated by this Agreement, or to approve a different transaction relating to the Property inconsistent with any of the transactions contemplated herein (any such action being referred to herein as a "LIMITED PARTNER DISAPPROVAL"). This Agreement shall automatically terminate upon any Limited Partner Disapproval, and thereupon, the rights and obligations of the parties hereto shall be those described in Section 14.22(a) below.

             (b) OWNER'S TITLE POLICY. The Title Company shall be irrevocably committed to issue to Buyer the Owner's Title Policy, subject only to the Permitted Exceptions.

             (c) SELLER'S ORGANIZATIONAL DOCUMENTS. Seller shall have delivered the following to Buyer: (i) for Seller, certified copies of Seller's Partnership Agreement, a Certificate of Limited Partnership, all amendments or modifications thereto, and a current certificate of good standing; and (ii) for Seller's general partner, certified copies of its articles of incorporation and all amendments or modifications thereto, appropriate resolutions and incumbency certificates, and a current certificate of good standing.

             (d) COMPLIANCE BY SELLER. Seller shall have complied in all respects with each and every material covenant and condition of this Agreement to be kept or complied with by Seller.

             (e) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained in Section 10.2 and elsewhere in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, and Buyer shall have received a certificate to that effect by a duly authorized officer of the general partner of Seller (the liability thereunder being solely that of Seller and not the personal liability of the officer executing the same).

             (f) ESTOPPEL CERTIFICATES. Buyer shall receive, prior to the Closing, an estoppel certificate from: (i) each tenant at the Real Property occupying more than 4,000 net rentable square feet; and (ii) a sufficient number of other tenants at the Real Property such that estoppel certificates shall have been received with respect to not less than seventy percent (70%) of the aggregate net rentable square feet at the Real Property for which Leases are in effect on the Closing Date. Each estoppel certificate shall be in form and substance reasonably acceptable to Buyer (such estoppel to be acceptable to Buyer if it comports with the provisions of the respective Lease as they relate to the delivery of estoppels by the tenant thereunder).

         7.2 SATISFACTION OF CONDITIONS. Seller hereby agrees to use commercially reasonable efforts to cause each of the conditions precedent to the obligations of Buyer hereunder to be fully satisfied, performed, and discharged on and as of the Closing Date.

         7.3 WAIVER OF CONDITIONS. If any condition set forth in this Article VII is not fulfilled, Buyer may, in its sole and absolute discretion, elect to waive such condition by providing written notice of such election to Seller and to Escrow Holder. Such waiver shall not constitute a waiver of any other condition.

                                  ARTICLE VIII
                    SELLER'S CONDITIONS PRECEDENT TO CLOSING

         8.1 SELLER'S CONDITIONS PRECEDENT. The following conditions are conditions precedent to Seller's obligation to sell the Property:

             (a) LIMITED PARTNER DISAPPROVAL. No Limited Partner Disapproval shall have occurred. This Agreement shall automatically terminate upon any Limited Partner Disapproval, and thereupon, the rights and obligations of the parties hereto shall be those described in Section 14.22(a) below.

             (b) BUYER'S ORGANIZATIONAL DOCUMENTS. Buyer shall have delivered the following to Seller: (i) for Buyer, certified copies of Buyer's partnership agreement, a Certificate of Limited Partnership, all amendments or modifications thereto, and a current certificate of good standing; and (ii) for Buyer's general partner, certified copies of its articles of incorporation and all amendments or modifications thereto, appropriate resolutions and incumbency certificates, and a current certificate of good standing.

             (c) COMPLIANCE BY BUYER. Buyer shall have complied in all respects with each and every material covenant and condition of this Agreement to be kept or complied with by Buyer.

             (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained in Section 10.1 and elsewhere in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, and Seller shall have received a certificate to that effect by a duly authorized officer of Buyer (the liability thereunder being solely that of Buyer and not the personal liability of the officer executing the same).

         8.2 SATISFACTION OF CONDITIONS. Buyer hereby agrees to use commercially reasonable efforts to cause each of the conditions precedent to the obligations of Seller to be fully satisfied, performed, and discharged on and as of the Closing Date. Seller and Buyer agree that with respect to Section 8.1 (a) above, Buyer's agreement to use commercially reasonable efforts to cause such condition precedent to be satisfied, performed, and discharged shall be deemed an agreement by Buyer only to reasonably cooperate with Seller, at no cost to Buyer, in connection with matters relating to a Partnership Vote Meeting.

         8.3 WAIVER OF CONDITIONS. If any condition set forth in this Article VIII is not fulfilled, Seller may, in its sole and absolute discretion, elect to waive such condition by providing written notice of such election to Buyer and to Escrow Holder. Such waiver shall not constitute a waiver of any other condition.

                                   ARTICLE IX
                               ESCROW AND CLOSING

         9.1 DEPOSIT WITH ESCROW HOLDER AND ESCROW INSTRUCTIONS. Escrow hereunder (the "ESCROW") shall be established with Escrow Holder at 1545 Wilshire Boulevard, Suite 600, Los Angeles, California 90017, Attention: Mr. Mark Minsky. Upon execution of this Agreement, the parties shall deposit an executed copy of this Agreement with Escrow Holder. This Agreement shall serve as the instructions to Escrow Holder to consummate the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional and supplementary escrow instructions as are consistent with this Agreement and as may be appropriate to enable Escrow Holder to comply with the terms of this Agreement. If there is any conflict between the provisions of this Agreement and any additional or supplementary escrow instructions, however, the terms of this Agreement shall control.

         9.2 CLOSING.

             (a) Except as may be provided otherwise herein, the Closing Date shall occur on or before the tenth (10th) calendar day following the satisfaction or waiver of all the conditions precedent to Closing contained in Articles VII and VIII above, but in no event later than February 1, 1998, unless the parties hereto agree in writing, each in its sole and absolute discretion, to change the scheduled Closing Date. Notwithstanding the foregoing, the parties hereto agree to use their diligent efforts to attempt to cause the Closing Date to occur on or before December 31, 1997. If the Closing has not occurred on or before February 1, 1998, or has not been extended in accordance with this Section 9.2(a), then either party may by written notice to the other terminate this Agreement, and thereupon the rights and obligations of Buyer and Seller shall be as specified in underlying Section 14.22(a).

             (b) If either party has complied with the material terms and conditions of this Agreement on or before the scheduled Closing Date but the Closing does not occur because of a default hereunder by the other party, the defaulting party shall be deemed to be in material default of this Agreement and the non-defaulting party may terminate this Agreement in accordance with Section
14.22 below.

         9.3 DELIVERIES BY SELLER.

         (1) No less than three (3) business days prior to the Closing, Seller shall deposit with Escrow Holder the following:

             (a) One (1) original of the Deed, duly executed and acknowledged by Seller;

             (b) Four (4) originals of the Bill of Sale, duly executed by Seller;

             (c) Four (4) original counterparts of the General Assignment and Assumption Agreement, duly executed by Seller;

             (d) Two (2) original non-foreign affidavits satisfying the requirements of Section 1445 of the United States Internal Revenue Code of 1986, as amended, and the requirements of Section 18805 of the California Revenue and Taxation Code, as amended, substantially in the form of Exhibit E attached hereto and incorporated herein by reference (the "SELLER'S NON-FOREIGN AFFIDAVIT"), duly executed by Seller;

             (e) Original copies, executed by or on behalf of Seller, of any required real estate transfer tax declarations, or any similar documentation required to evidence the payment of any tax imposed by any state, county, or municipality on the transaction contemplated hereby; and

             (f) Such additional articles of incorporation, agreements or certificates of partnership, resolutions, authorizations, bylaws, certifications, or other corporate, partnership, or trust documents or agreements relating to Seller and Seller's partners as Buyer or Escrow Holder shall reasonably require in connection with this transaction.

         (2) At least one (1) business day before the Closing, Seller shall deposit with Escrow Holder the following:

             (a) Any other cash, documents, or instruments called for hereunder or reasonably requested by Buyer and consistent herewith to be paid, executed, or delivered by Seller that have not previously been delivered by Seller to Escrow Holder.

         9.4 DELIVERIES BY BUYER.

         (1) No later than three (3) business days prior to the Closing, Buyer shall deposit with Escrow Holder the following:

             (a) Four (4) original counterparts of the General Assignment and Assumption Agreement, duly executed by Buyer;

             (b) Such additional articles of incorporation, agreements or certificates of partnership, resolutions, authorizations, bylaws, certifications, or other corporate, partnership, or trust documents or agreements relating to Buyer as Seller or Escrow Holder shall reasonably require in connection with this transaction; and

             (c) Original copies, executed by or on behalf of Buyer, of any required real estate transfer tax declarations, or any similar documentation required to evidence the payment of any tax imposed by any state, county, or municipality on the transaction contemplated hereby.

         (2) At least one (1) business day before the Closing, Buyer shall deposit with Escrow Holder the following:

             (a) Good and immediately available funds sufficient to pay the Balance, Buyer's portion of the closing costs, and any other amounts payable by Buyer in order to permit Escrow Holder to close the Escrow which, if deposited by Buyer prior to the Closing Date, shall be invested for Buyer's benefit at Buyer's reasonable discretion; and

             (b) Any other cash, documents, or instruments called for hereunder or reasonably requested by Seller and consistent herewith to be paid, executed, or delivered by Buyer or that are required for Closing hereunder that have not been previously delivered by Buyer to Escrow Holder.

         9.5 ADDITIONAL DELIVERIES BY BUYER, SELLER, AND OTHERS. Promptly after the Closing and outside of Escrow, (1) Buyer and Seller shall arrange to deliver to the tenants under all Leases, and to the vendors and equipment lessors under all Contracts, fully executed notices of the sale of the Property, substantially in the form of Exhibit F attached hereto and incorporated herein by reference; and (2) Seller shall deliver to Buyer to the extent they are then in Seller's possession, and have not heretofore been delivered to Buyer, the following: (a) the original and any as-built plans and specifications for the Medical Building and Parking Structure; (b) all unexpired warranties and guarantees which Seller has received in connection with any work performed with respect to the Medical Building and Parking Structure; (c) the original of all Leases, Contracts, Permits and Estoppels Certificates; and, (d) all keys (properly tagged for identification) for all improvements on the Property.

         9.6 PRORATIONS AND APPORTIONMENTS. Except as otherwise provided in this
Section 9.6 or elsewhere in this Agreement, all revenues from the Property and all expenses of the Property shall be prorated and apportioned (the "PRORATIONS") as of 11:59 p.m. on the day before the Closing Date (the "CUTOFF TIME"), and Seller shall be charged and credited for such Prorations up to the Cutoff Time and Buyer shall be charged and credited for all of the same after the Cutoff Time. Prior to Closing, Buyer and Seller shall review and approve the Prorations. Except as otherwise specifically provided below, if the actual amounts to be prorated and apportioned are not then known, or if any additional revenues may be received or expenses incurred after the date the Prorations are made, the Prorations shall be made on the basis of the best evidence then available. In particular:

             (a) All revenues actually collected and all expenses, as the case may be, under all Leases and Contracts (including, without limitation, the Parking Agreement) shall be prorated as of the Cutoff Time based on actual receipts received and actual days elapsed, and Seller shall not be credited with any revenues which are delinquent as of the Closing. Any and all delinquent rental and other revenues collected by Buyer from any tenant under any Lease after the Closing shall be applied first to current rent then due from such tenant, then to any delinquency due from such tenant accruing subsequent to Closing, and thereafter Buyer shall promptly remit to Seller any balance thereof until all delinquencies due from such tenant accruing prior to Closing have been paid in full. For six months after the Closing, Buyer shall use commercially reasonable efforts to collect such delinquent rents and other revenues on behalf of Seller; provided, however, that Buyer shall not be required to commence litigation against any party to collect such delinquent amounts.

             (b) All real property taxes and assessments, personal property taxes, occupancy taxes, and business taxes shall be prorated as of the Cutoff Time, based on a 365-day year.

             (c) No provision has been made for the proration of utility charges (including, without limitation, telephone, gas, water, and electricity) as all such services shall be terminated for billing purposes as of the Closing Date and Buyer shall, prior to the Closing Date, make application for the continuation of such services in its name. It is further anticipated that in connection with all such services, the meters will be read as nearly as possible to the Cutoff Time, and that Seller shall be responsible for paying the bills for such services during Seller's ownership of the Property up to the Cutoff Time, and that Buyer shall be responsible for the payment of all such utility accounts thereafter. If any such utility accounts are not in fact handled in this manner, they shall be prorated at Closing based upon the best available information and settled within ninety (90) days as described in Section 9.6 (h) below. Seller shall not assign or transfer any utility deposits to Buyer, and all such deposits shall remain the property of Seller after the Closing, and Seller shall be entitled to seek a refund thereof from the respective utilities. Buyer agrees to timely provide its own deposits to any utility requiring the same.

             (d) All cash and balances on deposit with banking institutions relating to the Property, and the FF&E and Capital Reserves, are and shall remain the property of Seller and are not included in the sale of the Property contemplated hereby.

             (e) Seller shall be responsible for all city business and other taxes due (together with interest and penalties thereon, if any) relating to the period of time prior to the Cutoff Time, and Buyer shall be responsible for the same for the period of time after the Cutoff Time.

             (f) Intentionally Omitted.

             (g) Buyer shall be entitled to a credit against the Purchase Price in the aggregate amount of any security or other deposits under the Leases (to the extent unapplied and unrefunded as of the date hereof and substantially as described in Schedule I attached to Exhibit D) that are not actually transferred to and received by Buyer at the Closing, or actually refunded to any tenant for any Lease which expires or terminates after the date hereof and prior to the Closing Date.

             (h) At the Closing, Buyer shall deposit into Escrow, in good and immediately available funds, any additional amount required to cover Prorations and other charges to Buyer which have been determined prior to close of Escrow in accordance with this Agreement. Seller and Buyer shall settle any Prorations made at close of Escrow which were uncertain or which proved to be in error, or which were disputed at close of Escrow in accordance with Section 9.6 (i) below, within ninety (90) calendar days after the Closing Date, and notwithstanding anything to the contrary contained herein, Seller and Buyer hereby agree that thereafter, no further Proration adjustments shall be made. In the event that either party hereto receives amounts that are due to the other under the terms of this Section 9.6, such amounts shall be paid to the party entitled thereto within thirty (30) calendar days of receipt by the other of such amount, which payment shall be accompanied by a calculation thereof together with such documentation as may be reasonably necessary to support such calculation.

             (i) If Seller and Buyer are unable, after negotiating in good faith, to agree upon any particular Proration item, or the amount thereof, by the Closing Date, then so long as the aggregate of all such disputed Proration items does not exceed $200,000.00, the Closing shall nevertheless occur, and proration adjustments shall be made, on a tentative basis as reasonably proposed by Buyer, with any differences between the amounts proposed by Buyer and the amounts proposed by Seller deposited by Buyer in an escrow with the Title Company under the Title Company's form of strict joint order escrow. Promptly after Closing, Buyer and Seller shall meet and attempt in good faith to resolve any differences between them with regard to any item of Proration in dispute.

             (j) The provisions of this Section 9.6 shall, except to the extent expressly provided otherwise, survive the Closing for a period of ninety (90) calendar days.

         9.7 COSTS AND EXPENSES. Seller shall pay: (a) all of the premium for the CLTA coverage under the Owner's Title Policy; (b) one-half (1/2) the cost of the Survey; (c) all charges to remove any title exceptions that are not Permitted Exceptions and that Seller has elected to remove, including recording fees for the same; (d) all costs directly related to any Partnership Vote Meeting that may be called in accordance with the terms of this Agreement; (e) all charges for filing and recording the Documents; (f) the commission of Broker; and (g) one-half (1/2) the county and city documentary and other transfer taxes applicable to the transfer of the Property to Buyer. Buyer shall pay: (i) the difference between the cost of the CLTA coverage under the Owner's Title Policy and the cost of the Owner's Title Policy as an ALTA (extended) title policy, the cost of all endorsements to the Owner's Title Policy (except any endorsements obtained pursuant to Section 6.2(b)(i)(B) which shall be Seller's responsibility), and the cost of any lender's title policy and all endorsements thereto; (ii) one-half (1/2) the cost of the Survey; and (iii) one-half (1/2) the county and city documentary and other transfer taxes applicable to the transfer of the Property to Buyer. Except as otherwise expressly herein provided, each party hereto agrees to bear and pay for its own account the fees and disbursements of its own counsel, accountants, appraisers, engineers, and other advisors in connection with the negotiation and preparation of this Agreement and the close of Escrow.

         9.8 INSURANCE. Buyer acknowledges that Seller will cause policies of insurance maintained by Seller to be terminated with respect to the Property as of the Closing Date. Buyer shall be responsible for obtaining its own insurance as of the Closing Date and thereafter.

         9.9 CLOSE OF ESCROW. Provided that: (i) Escrow Holder has received the documents and funds described in Sections 9.3, 9.4, 9.5, 9.6, and 9.7 hereof;
(ii) Escrow Holder has not received prior written notice from either party to the effect that an agreement of either party made hereunder has not been performed or to the effect that any condition set forth herein has not been satisfied or waived; (iii) Buyer has not terminated this Agreement as permitted herein; (iv) Seller has not terminated this Agreement as permitted herein; and
(v) the Title Company has issued or is unconditionally prepared and committed to issue to Buyer the Owner's Title Policy, Escrow Holder is authorized and instructed at 8:00 a.m., Los Angeles time, on the scheduled Closing Date to:

             (a) retain for Escrow Holder's own account funds sufficient to reimburse Escrow Holder for its out-of-pocket costs paid to unrelated third parties, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Owner's Title Policy, and disburse to any other persons or entities entitled thereto the amount of any other closing costs, all in accordance with Buyer's and Seller's settlement statements prepared by Escrow Holder and pre-approved by the parties hereto in writing (the "CLOSING STATEMENTS");

             (b) record or file in the appropriate office any documents or instruments necessary to remove any exceptions to title which are not Permitted Exceptions;

             (c) request that the amount of any documentary transfer tax due be shown on separate papers and be affixed to the Deed by the County Recorder only after the permanent record is made;

             (d) cause the Deed to be recorded in the County Recorder's Office of Los Angeles County, California, and deliver two (2) conformed copies thereof to each of Buyer and Seller;

             (e) deliver the Purchase Price to Seller in the manner specified by Seller in separate written instructions to Escrow Holder, as adjusted by Seller's and Buyer's share of Prorations and costs and expenses described in
Section 9.7 above;

             (f) deliver to Buyer two (2) fully executed originals or original counterparts of each of the Bill of Sale, the General Assignment and Assumption Agreement, and the Seller's Non-Foreign Affidavit; and deliver to Seller two (2) fully executed original counterparts of the General Assignment and Assumption Agreement;

             (g) return any remaining funds to Buyer after all payments pursuant to the terms of this Agreement; and

             (h) cause the Title Company to issue the Owner's Title Policy to Buyer.

         9.10 NOTIFICATION; CLOSING STATEMENTS. If Escrow Holder cannot comply with the instructions herein (or as may be provided later), Escrow Holder is not authorized to cause the recording or delivery of any documents or funds, and Escrow Holder shall notify the parties of such fact in writing and without delay. If such inability continues for a period of twenty (20) business days (unless either Seller or Buyer is then in default hereunder, in which event the provisions of Sections 9.2(b), and either 14.22(b) or 14.22(c) shall apply, and the Deposit and any interest earned thereon shall be disbursed in accordance with such sections), either Seller or Buyer may, upon written notice to the other party and to Escrow Holder, demand the return of its deposits, and Escrow Holder shall return said deposits to the respective depositor, and the rights and obligations of the parties shall thereafter be governed by Section14.22(a).

         9.11 POST-CLOSING DELIVERIES BY ESCROW HOLDER. Immediately after the Closing, Escrow Holder shall deliver to Buyer and Seller, respectively, at their addresses listed in Section 14.1 hereof, a true, correct, and complete copy of the Seller's and Buyer's Closing Statements, in the form customarily prepared by Escrow Holder, as well as all other instruments and documents to be delivered to Buyer and Seller.

                                    ARTICLE X
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

         10.1 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

             (a) Buyer is a limited partnership, duly created, validly existing, and in good standing under the laws of the State of Maryland with full right, power, and authority to take title to the Property, and to enter into and otherwise perform and comply with all the terms and conditions of this Agreement.

             (b) This Agreement and all documents executed by Buyer that are to be delivered pursuant to this Agreement are, and at the time of Closing will be, duly authorized, executed, and delivered by Buyer; and this Agreement and all documents executed by Buyer that are to be delivered to pursuant to this Agreement are, and at the Closing will be, legal, valid, and binding obligations of Buyer, enforceable in accordance with their terms (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

             (c) Except as may be expressly provided otherwise in this Agreement or in the documents or instruments being executed and delivered in connection with this Agreement, no representations of any kind (whether oral or written, express or implied) have been made by the Seller to Buyer, and Buyer hereby represents and warrants to Seller that Buyer is investing in the Property solely in reliance on Buyer's own investigations and evaluation thereof and the representations and warranties of Seller set forth herein, and not in reliance on anything else.

         10.2 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:

             (a) Seller is a Delaware limited partnership duly created, validly existing, and in good standing under the laws of the State of Delaware, and, subject to the rights of Seller's Limited Partners as set forth in Section 7.05 of Seller's Partnership Agreement, including, without limitation, the right to vote to disapprove the transactions contemplated by this Agreement in accordance with a Partnership Vote Meeting, Seller has the full right, power, and authority to own and convey the Property and to enter into and otherwise perform and comply with all the terms and conditions of this Agreement. Subject to such rights of Seller's Limited Partners, the general partner of Seller has the full right, power, and authority to bind Seller with respect to this Agreement and the transactions contemplated hereby.

             (b) Subject to the rights of Seller's Limited Partners as set forth in Section 7.05 of Seller's Limited Partnership Agreement, including, without limitation, the right to vote to disapprove the transactions contemplated by this Agreement in accordance with a Partnership Vote Meeting, this Agreement and all documents executed by Seller that are to be delivered pursuant to this Agreement are, and at the time of Closing will be, duly authorized, executed, and delivered by Seller, and this Agreement and all documents executed by Seller that are to be delivered pursuant to this Agreement are, and at the time of Closing will be, legal, valid, and binding obligations of Seller, enforceable in accordance with their terms (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.

             (c) Schedule I attached to Exhibit D to this Agreement is in all material respects a true and complete list of all of the Leases and Contracts currently in effect at the Real Property. To Seller's knowledge, no default has occurred and is continuing under the Leases or the Contracts except as disclosed in Schedule 10.2(c) attached hereto and incorporated herein by reference.

             (d) Seller has not received written notice of any violation of any law, ordinance, order or requirement of any governmental authority, agency, or officer having jurisdiction against or affecting the Property, or with respect to the operation thereof for its currently intended purpose, which have not previously been complied with.

             (e) To Seller's knowledge, there are no actions, investigations, suits, or proceedings pending or threatened with respect to the Property, or the ownership or operation thereof, or any part thereof (other than those reasonably believed by Seller to be covered by insurance), nor any judgments, orders, awards, or decrees currently in effect against Seller with respect to the ownership or operation of any part of the Property, which have not been fully discharged prior to the date hereof.

             (f) To Seller's knowledge, there is no construction at the Real Property that would give rise to a mechanic's lien.

             (g) To Seller's knowledge, the Personal Property is not subject to any encumbrances, conditional sales contracts, or other liens.

             (h) Seller has not received written notice of any threatened condemnation, expropriation, eminent domain or similar proceeding affecting all or any part of the Real Property.

             (i) Seller does not have any employees at the Medical Building or at the Parking Structure.

             (j) Seller has not committed or obligated itself to sell the Property to any party other than Buyer.

             (k) As of the Closing, there will be no contracts relating to the Property between Seller and any entity which controls, is controlled by, or is under common control with Seller.

             (l) To Seller's knowledge, Seller has provided all environmental information it has in its possession to Buyer.

             (m) John Ng and Timothy Needham are the two officers of the general partner of Seller who are most familiar with, and have primary responsibility for, Seller's ownership and operation of the Property

             (n) As used herein, the term "Seller's knowledge" shall mean the actual knowledge of John Ng or Timothy Needham, officers of the general partner of Seller.

             (o) As used herein, the term "Seller has not received" shall mean neither John Ng nor Timothy Needham, officers of the general partner of Seller, has personally received such item, and neither John Ng nor Timothy Needham has actual knowledge of any partner of Seller receiving such item.

         10.3 CONTINUATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATIONS ON LIABILITY THEREFOR. All representations and warranties made by the respective parties and contained in this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and shall survive the execution and delivery of this Agreement, the delivery of the Deed, and transfer of title to the Property, for a period of six
(6) months, and shall not be deemed to have been waived at the Closing, or merged into any of the documents of conveyance or transfer to be delivered by Seller at the Closing; provided, however, no person, firm, or entity shall have any liability or obligation with respect to any representation or warranty herein contained unless on or prior to a date which is not later than six (6) months following the Closing Date the party seeking to assert liability under any such representation or warranty shall have notified the other party hereto in writing setting forth specifically the representation or warranty allegedly breached, and a description of the alleged breach in reasonable detail. All liability or obligation of either party hereto under any representation or warranty shall lapse and be of no further force or effect with respect to any matters not contained in a written notice delivered as contemplated above on or prior to six (6) months following the Closing. Notwithstanding the foregoing, Buyer acknowledges and agrees that: (a) Seller shall have no liability whatsoever with respect to any representation or warranty as to which Buyer has any actual knowledge prior to Closing that such representation or warranty made by Seller pursuant to this Agreement or the other Documents was incorrect, false, or misleading in any way, and (b) neither party shall have any right to pursue remedies against the other for an untrue representation or the breach of a warranty unless and until the actual cumulative damages of the claiming party as a result of such incorrectness, falsity, or breach are in excess of $100,000.00 (the aforesaid amount being a threshold for enforcement and not a deductible from liability).

                                   ARTICLE XI
                                   POSSESSION

         Possession of the Property shall be delivered to Buyer immediately following the Closing, subject only to the Permitted Exceptions.

                                   ARTICLE XII
                           OPERATION OF THE PROPERTY

         Regarding the operation, maintenance, and repair of the Property between the Effective Date and the Closing Date (or earlier termination of this Agreement): (a) Seller shall operate the Property in the ordinary course of business, but Seller shall not be required to make any capital improvements to the Property; (b) Seller agrees that it will not enter into any new lease or contract with respect to any portion of the Property, or terminate or amend any Lease or Contract except (i) with the prior written consent of Buyer (not to be unreasonably withheld or delayed) or (ii) to the extent same is in the ordinary course of business and is terminable upon thirty (30) calendar days notice without penalty; (c) Seller shall not take any action, or suffer any action to be taken in its name or on its behalf, the effect of which would cause any of the representations or warranties of Seller herein contained to be untrue or incorrect in any material respect on and as of the Closing Date, or which would have the effect of causing Seller to be unable to satisfy or perform any of the material conditions precedent to the obligations of Buyer hereunder; provided, however, that this provision shall not apply to any Partnership Vote Meeting or any matters arising therefrom; (d) Seller shall at all times (i) promptly deliver to Buyer copies of any written notices received by Seller from any person, firm, corporation, or governmental agency alleging any default on the part of Seller under any contract or agreement relating to the Property, or any part thereof, or any violation of any applicable law or ordinance with respect thereto which, if the facts alleged therein were true, would constitute a breach of any representation or warranty of Seller herein contained or adversely affect the ability of Seller to satisfy any condition precedent to the obligations of Buyer hereunder, and (ii) promptly advise Buyer in writing of any material change in Seller's representations and warranties made in Section 10.2 above;
(e) Seller will not consent to, authorize, or approve any change in zoning or similar land use classification for the Land or any part thereof; and (f) Seller shall use commercially reasonable efforts to keep its existing policies of insurance, or substantially equivalent policies of insurance, in full force and effect.

                                  ARTICLE XIII
                         LOSS BY CASUALTY; CONDEMNATION

         13.1 DAMAGE OR DESTRUCTION. Prior to the Closing Date, the entire risk of loss or damage to the Property by earthquake, flood, landslide, fire, hurricane, tornado, or other casualty shall be borne by Seller. If prior to the Closing any part of the Property is damaged by earthquake, flood, landslide, fire, hurricane, tornado or other casualty, Seller shall promptly notify Buyer of such fact. In the event that the estimated cost to repair any such damage exceeds, in the aggregate, $750,000.00, Buyer shall have the right to terminate this Agreement upon written notice to Seller within ten (10) business days of receipt of Seller's notice of the damage, in which event this Agreement shall terminate. In the event that Buyer elects not to timely terminate this Agreement as a result of any such damage, or the estimated cost of repair (as reasonably determined by Seller) does not exceed, in the aggregate, $750,000.00, Seller shall, at the Closing, assign and turn over, and Buyer shall be entitled to receive and keep, all insurance proceeds payable to Seller with respect to such damage, Buyer shall receive a credit against the Purchase Price in the amount of any applicable insurance deductible, and the parties shall proceed to Closing pursuant to the terms hereof without further modification of the terms of this Agreement.

         13.2 CONDEMNATION. If prior to the Closing Date all or any portion of the Property is taken by a condemnation or eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall promptly notify Buyer of such fact (the "CONDEMNATION NOTICE"). If in the reasonable opinion of Buyer the taking materially interferes or would materially interfere with the economic operation or use of the Property as it is operated on the Effective Date, then Buyer may elect to terminate this Agreement by written notice to such effect given to Seller within ten (10) business days after receipt by Buyer of the Condemnation Notice, in which event this Agreement shall terminate. If, under such circumstances, Buyer does not so elect to timely terminate this Agreement, then the Closing shall take place as herein provided without any abatement of the Purchase Price, and at the Closing Seller shall assign and turn over to the Buyer, and Buyer shall be entitled to receive and keep, all of Seller's right, title, and interest in and to any condemnation award which may be payable to Seller on account of such condemnation. If, prior to the Closing Date, one or more portions of the Real Property shall be taken (or are threatened to be taken) by exercise of right of condemnation or eminent domain in a manner which does not, in the reasonable opinion of Buyer, materially interfere with the economic operation or use of the Property, then neither party shall have any right to terminate its obligations hereunder by reason thereof, but at the Closing Seller shall turn over and assign to Buyer all of Seller's right, title, and interest in and to any condemnation awards which may be payable to Seller on account of such condemnation. For purposes hereof, the term "taking" shall include any temporary as well as permanent taking.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.1 NOTICES. Any communication, notice, or demand of any kind whatsoever that either party may be required or may desire to give to or serve upon the other shall be in writing, addressed to the parties at the addresses set forth below, and delivered by personal service, by Federal Express or other overnight delivery service, by facsimile transmission, or by registered or certified mail, postage prepaid, return receipt requested:

         If to Seller:     Beverly Hills Medical Office Partners, L.P.
                           c/o Medical Office Properties, Inc..
                           3 World Financial Center, 29th Floor
                           New York, New York  10285-2900
                           Attention:   Mr. Jeffrey C. Carter
                           Facsimile Number:  (212) 528-9696

                    With a copy to:    Skadden, Arps, Slate, Meagher & Flom
                                       300 South Grand Avenue, Suite 3400
                                       Los Angeles, California  90071
                                       Attention:  Rand S. April, Esq.
                                       Facsimile Number:  (213) 687-5600

         If to Buyer:                  Arden Realty, Inc.
                                       9100 Wilshire Boulevard, Suite 700
                                       Beverly Hills, California 90212
                                       Attention: Ms. Brigitta B. Troy,
                                       Director of Acquisitions
                                       Facsimile: (310) 274-6218

                    With a copy to:    Christensen, Miller, Fink, Jacobs,
                                       Glaser, Weil & Shapiro, LLP
                                       2121 Avenue of the Stars, 18th Floor
                                       Los Angeles, California 90067-5010
                                       Attention: Peter M. Weil, Esq.
                                       Facsimile:  (310) 556-2920

         If to Escrow Holder           Commerce Escrow Company
                                       1545 Wilshire Boulevard, Suite 600
                                       Los Angeles, California 90017
                                       Attention:  Mr. Mark Minsky
                                       Facsimile:  (213) 484-0417

         If to Title Company           Stewart Title Guaranty Company
                                       c/o Stewart Title of California, Inc.
                                       505 North Brand Boulevard, Suite 1200
                                       Glendale, California 91203
                                       Attention:  Mr. Larry McGuire and
                                                   Ms. Denise Anthony
                                       Facsimile:  (818) 241-9173

         Any such notice shall be deemed delivered if sent as follows: (a) if personally delivered, on the date of delivery to the address of the person to receive such notice as evidenced by a signed receipt; (b) if sent by Federal Express or other overnight courier service, on the date of delivery to the address of the person to receive such notice as evidenced by a signed receipt;
(c) if sent by facsimile transmission, on the date transmitted to the person to receive such notice if sent by 5:00 p.m., Eastern time, and on the next business day if sent after 5:00 p.m., Eastern time; or (d) if mailed, on the date of delivery to the address of the person to receive such notice as evidenced by a signed receipt. Any notice sent by facsimile transmission must be confirmed by personally delivering, sending by courier, or mailing a copy of the notice sent by facsimile transmission. Any party may change its address for notice by written notice given to the other at least ten (10) calendar days before the effective date of such change in the manner provided in this Section 14.1.

         14.2 BROKERS AND FINDERS.

             (a) If and only if the sale contemplated herein actually closes (as evidenced by the recordation of the Deed), Seller has agreed to pay a brokerage commission to Ramsey- Shilling Commercial Real Estate Services, Inc., or its designee ("BROKER") pursuant to a separate agreement with Broker. Seller shall not pay any brokerage commission or finder's fee to any broker or finder retained by Buyer, and Buyer shall be solely responsible for any such commission or fee.

             (b) In the event of any claim for broker's fees, finder's fees, commissions, or other similar compensation in connection herewith: (i) Buyer, if such claim is based upon any agreement alleged to have been made by Buyer, shall indemnify Seller against, defend, and hold Seller harmless (using counsel reasonably satisfactory to Seller) from any and all loss, cost, liability, claim, damage, and expense (including, without limitation, reasonable attorneys' fees and costs) that Seller sustains or incurs by reason of such claim; and (ii) Seller, if such claim is based upon any agreement alleged to have been made by Seller (including any agreement with Broker), shall indemnify Buyer against, defend, and hold Buyer harmless (using counsel reasonably satisfactory to Buyer) from any and all loss, cost, liability, claim, damage, and expense (including, without limitation, reasonable attorneys' fees and costs) that Buyer sustains or incurs by reason of such claim. The provisions of this Section 14.2(b) shall survive the termination of this Agreement or the Closing.

         14.3 ASSIGNMENT. Neither all nor any portion of Buyer's interest under this Agreement may be sold, assigned, encumbered, conveyed, or otherwise transferred, whether directly or indirectly, voluntarily or involuntarily, or by operation of law or otherwise (including, without limitation, by a transfer of any general partnership interest in Buyer) (collectively, a "TRANSFER"), without the prior written consent of Seller, which consent may be granted or denied in Seller's sole and absolute discretion. Any attempted Transfer without Seller's consent shall be null and void. Buyer's request for Seller's consent to any Transfer shall set forth in writing the details of the proposed Transfer, including, without limitation, the name, ownership, and financial condition of the prospective transferee and the financial details of the proposed Transfer. In addition, Buyer shall provide Seller with copies of all Transfer documentation, certified by Buyer to be true, correct, and complete, and with all other information which Seller may reasonably request. No transfer by Buyer or by Seller, whether with or without the other party's consent, shall operate to release the transferring party or alter the transferring party's primary liability to perform its obligations under this Agreement.

         14.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators and permitted successors and assigns.

         14.5 AMENDMENTS. This Agreement may be amended or modified only by a written instrument executed by both parties.

         14.6 INTERPRETATION. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Further, each party hereby acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications, or exhibits hereto or thereto.

         14.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of law.

         14.8 ENTIRE AGREEMENT. This Agreement, including the exhibits attached hereto, constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations, and discussions of the parties, whether oral or written, and there are no warranties, representations, or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

         14.9 ATTORNEYS' FEES AND COSTS. If either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement or any of the Documents, the prevailing party (as determined by the court, agency, or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees and costs, and costs of investigation actually incurred. The foregoing includes, without limitation, reasonable attorneys' fees and costs, and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11, or 13 of the Bankruptcy Code, 11 United States Code Section 101 et seq., or any successor statutes. The provisions of this Section 14.9 shall survive the Closing or any termination of this Agreement.

         14.10 TIME OF THE ESSENCE. Time is of the essence with respect to all matters contemplated by this Agreement.

         14.11 CONFIDENTIALITY. All information, surveys, reports, tests, and studies relating to the Property obtained by Buyer before or after the Effective Date, either by the observations and examinations of its agents and representatives or by Seller's disclosure, shall remain confidential. Prior to the Closing, Buyer and Seller agree that, to the extent reasonably practical, they shall keep the contents of this Agreement confidential and that no publicity or press release to the general public or otherwise with respect to this transaction shall be made by either party without the prior written consent of the other party, which consent may be denied in the sole and absolute discretion of either party; provided, however, that Buyer and Seller shall be entitled to make any disclosures that either determines, in its reasonable discretion, are necessary or desirable, to comply with requirements of the Securities and Exchange Commission or any other governmental entity, or to be disclosed or made available to the Limited Partners of Seller. Notwithstanding the foregoing, nothing herein contained shall be deemed to limit or impair in any way Seller's or Buyer's right or ability to disclose the details of the herein contemplated transaction to their respective counsel, consultants, advisors or accountants, provided that each such person is informed of the confidentiality requirements hereof and agrees to abide by the same, or to such persons as they deem necessary in order to enable either of them to comply with any requirements of law or any court order. Moreover, nothing herein contained shall limit or impair in any way Buyer's right or ability to disclose the details of the herein contemplated transaction to persons or entities who in good faith are considering providing debt or equity financing to Buyer for purposes of this transaction, or to governmental agencies in connection with the application by Buyer for any required license or permit, or for transfer of any Permit from Seller and Buyer. Finally, Seller acknowledges that Buyer may release an announcement concerning its purchase of the Property at the Closing, and Buyer agrees that in connection with any press release by Buyer, including, without limitation, the press release by Buyer at the Closing, Buyer will provide an advance copy to Seller for Seller's review and approval, such review and approval to be completed within two (2) business days of receipt thereof. Unless the press release names Seller or any of Seller's affiliates, or contains a misstatement of fact, (in either of which cases Seller's suggested revisions to the press release shall be made), Buyer need not make Seller's suggested revisions to such press release. The confidentiality provisions of this Section
14.11 shall survive the Closing.

         14.12 NO WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         14.13 FURTHER ACTS. Each party, at the request of the other, shall execute, acknowledge (if appropriate), and deliver such additional documents, and do such other additional acts, whether before, at, or after Closing, as may be reasonably required in order to accomplish the intent and purposes of this Agreement.

         14.14 EXHIBITS. Exhibits A through F inclusive, and Schedule 10.2(c), are attached hereto and incorporated herein by reference.

         14.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which when taken together shall constitute one and the same instrument, with the same effect as if all of the parties to this Agreement had executed the same counterpart.

         14.16 NO INTENT TO BENEFIT THIRD PARTIES. Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy, or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy, or benefit by reason of, any provision of this Agreement.

         14.17 PERFORMANCE DUE ON DAY OTHER THAN BUSINESS DAY. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday, or any other day on which banking institutions in the State of California or in the State of New York are authorized or obligated by law or executive order to close (a "HOLIDAY"), the act in question may be performed on the next succeeding day that is not a Saturday, Sunday, or Holiday.

         14.18 EXPENSES OF PURCHASE AND SALE. Except as otherwise provided in this Agreement, Seller and Buyer shall each bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby.

         14.19 SEVERABILITY. Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction, unless such invalidity materially changes the transaction set forth herein, in which event the Deposit shall be returned to Buyer and this Agreement shall terminate.

         14.20 NO RECORDING. Buyer shall not record this Agreement or any notice thereof. If such recording shall occur, Seller shall have, in addition to all other remedies for breach provided by law, the right to terminate this Agreement by written notice to Buyer.

         14.21 QUITCLAIM. In the event of the termination of this Agreement for any reason, Buyer shall deliver to Seller a quitclaim deed and such other written instruments as Seller may reasonably require, executed and acknowledged in recordable form, transferring to Seller any and all rights of Buyer in the Property or any part thereof or interest therein; provided, however, that Seller shall prepare any such instruments and shall pay all charges, taxes and fees associated with recording the same.

         14.22 TERMINATION OF AGREEMENT.

               (a) If this Agreement is terminated pursuant to Sections 5.2(e), 6.2(c), 7.1(a), 8.1(a), 13.1, 13.2, or 14.19 hereof, or by reason of the failure of any material condition precedent to Seller's or Buyer's obligations to occur (other than the failure of any material condition precedent resulting from the material uncured breach by Seller or Buyer of any of the provisions hereof, which are addressed separately by Sections 14.22(b) and (c) below), the Deposit (together with all interest earned on such Deposit) shall be returned to Buyer and Escrow Holder shall return all other cash, documents, instruments, and other items theretofore deposited into Escrow to the depositor party, without any further instruction to Escrow Holder from either Seller or Buyer. Thereafter, this Agreement shall be null and void and of no further force or effect and neither party shall have any further rights or obligations hereunder, except as provided in Sections 5.2 (a), 5.2(c), 5.2(d), 14.2(b), 14.9, and 14.11 hereof, and other than those rights and obligations that, by their terms, survive the termination of this Agreement. In the event of such termination, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller, and each party shall bear its own costs (including attorneys' and accountants' fees and costs) incurred hereunder.

               (b) This Agreement may be terminated by Buyer as a result of a material breach by Seller of any of the provisions hereof that remains uncured for more than fifteen (15) calendar days after Buyer provides written notice to Seller of such breach (provided, however, that if such breach cannot reasonably be cured within said fifteen (15) calendar day period, and Seller commences to cure such breach within said fifteen (15) calendar day period and thereafter diligently prosecutes the same, Seller shall be entitled to sixty (60) calendar days to complete such cure). In the event of any such termination by Buyer, the Deposit (together with all interest earned on such Deposit) shall be delivered to Buyer by Escrow Holder and Escrow Holder shall return all other cash, documents, instruments, and other items theretofore deposited into Escrow to the depositor party, without any further instruction to Escrow Holder from either Seller or Buyer. Thereafter, this Agreement shall be null and void and of no further force or effect and neither party shall have any further rights or obligations hereunder, except: (i) as provided in Sections 5.2 (a), 5.2(c), 5.2(d), 14.2(b), 14.9, and 14.11 hereof, and in this Section 14.22(b); (ii)
those other rights and obligations that by their terms survive the termination of this Agreement; and (iii) Buyer shall have the right to either (but not both)
(x) seek specific performance of this Agreement, or (y) require Seller to promptly reimburse Buyer for the reasonable disbursements made by Buyer to unaffiliated third-parties in connection with Buyer's negotiation of this Agreement and due diligence investigation of the Property; provided, however, that such reimbursement shall be made only upon Buyer's presentation to Seller of reasonably detailed invoices evidencing such disbursements; and further provided that in no event shall Seller be obligated to reimburse Buyer for more than $75,000.00 of such disbursements. Upon any termination of this Agreement pursuant to this Section 14.22 (b), the costs of the Title Company and Escrow Holder shall be borne by Seller.

               (c) This Agreement may be terminated by Seller as a result of the material breach by Buyer of any of the provisions hereof remaining uncured for more than fifteen (15) calendar days after Seller provides written notice to Buyer of such breach (provided, however, that if such breach cannot reasonably be cured within said fifteen (15) calendar day period, and Buyer commences to cure such breach within said fifteen (15) calendar day period and thereafter diligently prosecutes the same, Buyer shall be entitled to sixty (60) calendar days within which to complete such cure). In the event of any such termination by Seller, the Deposit (together with all interest earned on such Deposit) shall be delivered to Seller by Escrow Holder in accordance with Section 4.5 hereof. Thereafter, this Agreement shall be null and void and of no further force or effect and neither party shall have any further rights or obligations hereunder, except: (i) as provided in Sections 5.2(a), 5.2(c), 5.2(d), 14.2(b), 14.9, and
14.11 hereof, and in this Section 14.22(c); and (ii) those other rights and obligations that by their terms survive the termination of this Agreement. Upon any termination of this Agreement pursuant to this Section 14.22(c), the costs of the Title Company and Escrow Holder shall be borne by Buyer.

         14.23 WAIVER OF KNOWN DEFAULTS. Notwithstanding anything to the contrary contained in this Agreement, if either party hereto has actual knowledge of the default of the other party (a "KNOWN DEFAULT"), but nonetheless elects to consummate the transactions contemplated hereby and proceeds to Closing, then the rights and remedies of the non-defaulting party shall be waived with respect to any such Known Default upon the Closing and the defaulting party shall have no liability with respect thereto; provided, however, that if the non-defaulting party elects not to consummate the transactions contemplated hereby and not to proceed to Closing, the non-defaulting party shall retain all of its rights and remedies hereunder.

         14.24 ACCESS TO RECORDS AFTER CLOSING. Seller agrees to preserve until three (3) years after the Closing Date all records pertaining to the operation of the Property in its hands which are not transferred to Buyer. At or prior to Closing, Seller shall cause Manager to deliver to Buyer at the Medical Building all records relating to the operation of the Property in Manager's possession. Buyer agrees to preserve at the Medical Building or its business office all records pertaining to the operation of the Property transferred by Seller, and all other records relating to the operation of the Property prior to the Closing, until three (3) years after the Closing Date. Where there is a legitimate purpose not injurious to the other party (including, without limitation, to complete the final settlement of Prorations provided for in
Section 9.6(h)), or if there is a tax inquiry or audit, other governmental inquiry, inquiry relating to the preparation of an audit letter by an accounting firm, or litigation or prospective litigation to which Seller or Buyer is or may become a party making necessary Seller's access to such records of Buyer or making necessary Buyer's access to such records of Seller, each party, as the case may be, will allow representatives of the other party access to such records during regular business hours at such party's place of business for the sole purpose of obtaining information for use as aforesaid.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above.

                                    "SELLER"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                                    By:     Medical Office Properties, Inc.,
                                            a Delaware corporation
                                    Its:    General Partner

                                            By:   /s/ Jeffrey C. Carter
                                                -------------------------------
                                            Print Name:  Jeffrey C. Carter
                                            Print Title: President

                                    "BUYER"

                                    ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:     Arden Realty, Inc.,
                                            a Maryland corporation
                                    Its:    General Partner

                                    By:
                                         -------------------------------------
                                    Print Name:
                                    Print Title:


ACCEPTED AND AGREED TO
on this 1 day of December, 1997:

"ESCROW HOLDER"

COMMERCE ESCROW COMPANY,
a California corporation

By: /s/ L Chi
   ----------------------------
Print Name: L. Chi
Print Title: Escrow Officer

                                    EXHIBIT A
                                LEGAL DESCRIPTION


All that certain real property, a portion of which is situated in the City of West Hollywood and a portion of which is situated in the City of Los Angeles, and all of which is situated in the County of Los Angeles, State of California, described as follows:

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS I AND 2, TRACT NO. 41894, PARTLY IN THE CITY OF LOS ANGELES AND PARTLY IN THE CITY OF WEST HOLLYWOOD, AS PER MAP FILED IN BOOK 1010, PAGES 80 AND 81 OF MAPS, RECORDS OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF SUNSET BOULEVARD, 90 FEET WIDE, WITH THE CENTERLINE OF CORY AVENUE, 50 FEET WIDE, AS BOTH STREETS ARE SHOWN ON SAID MAP OF TRACT NO. 41894, THENCE ALONG SAID CENTERLINE OF SUNSET BOULEVARD, NORTH 89 DEGREES 43' 41" WEST 144.62 FEET; THENCE LEAVING SAID CENTERLINE, NORTH 0 DEGREES 33' 45" EAST 44.99 FEET TO A POINT IN THE NORTHERLY LINE OF SAID SUNSET BOULEVARD, SAID POINT BEING ALSO THE SOUTH EASTERLY CORNER OF SAID LOT 1 AND THE POINT OF BEGINNING; THENCE ALONG THE EASTERLY LINE OF SAID LOT, NORTH 0 DEGREES 33' 45" EAST 105.01 FEET; THENCE SOUTH 89 DEGREES 43' 41" EAST 4.00 FEET; THENCE CONTINUING ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF SAID LOT 2, NORTH 0 DEGREES 33' 45" EAST 120.82 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 2, SOUTH 89 DEGREES 56' 16" WEST 29.94 FEET; THENCE NORTH 48 DEGREES 24' 39" WEST 59.22 FEET; THENCE NORTH 69 DEGREES 40' 04" WEST 9.97 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 74.02 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS SOUTH 69 DEGREES 36' 24" EAST) ; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 59 DEGREES 53' 49" A DISTANCE OF
77.38 FEET; THENCE TANGENT TO SAID CURVE, SOUTH 80 DEGREES 17' 25" WEST 97.42 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF
173.59 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 08' 29" A DISTANCE OF 67.08 FEET; THENCE TANGENT TO SAID CURVE, NORTH 77 DEGREES 34' 06" WEST 31.48 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 22.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108 DEGREES 09' 50" A DISTANCE OF 41.53 FEET TO THE WESTERLY LINE OF SAID LOT 2; THENCE TANGENT TO SAID CURVE, SOUTH 5 DEGREES 43' 56" EAST 73.02 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 111.66 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS NORTH 84 DEGREES 58' 41" 'EAST) , SAID POINT BEING ALSO THE NORTHWESTERLY CORNER OF SAID LOT 1; THENCE SOUTHERLY ALONG SAID WESTERLY LINE AND SAID NON-TANGENT CURVE THROUGH A CENTRAL ANGLE OF 5 DEGREES l7' 52" A DISTANCE OF 10.32 FEET; THENCE TANGENT TO SAID CURVE SOUTH 0 DEGREES 16' 33" WEST 110.00 FEET

TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF
10.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00' 14" A DISTANCE OF 15.71 FEET TO THE SOUTHERLY LINE OF SAID LOT 1, THENCE ALONG SAID SOUTHERLY LINE TANGENT TO SAID CURVE, SOUTH 89 DEGREES 43' 41" EAST 143.08 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 39' 50" A DISTANCE OF 99.38 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 18' 55" A DISTANCE OF 95.38 FEET TO THE POINT OF BEGINNING.

                                    EXHIBIT B
                               FORM OF GRANT DEED

                              [See Following Pages]

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Christensen, Miller, Fink, Jacobs,
         Glaser, Weil & Shapiro, LLP
2121 Avenue of the Stars, 18th Floor
Los Angeles, California 90067-5010
Attention:   Peter M. Weil, Esq.
------------------------------------------------------------------------------
                                      (Space Above Line For Recorder's Use Only)



                                   GRANT DEED

                  The undersigned Grantor declares that documentary transfer tax is not shown pursuant to Section 11932 of the California Revenue and Taxation Code, as amended.

                  FOR VALUE RECEIVED, BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership, formerly known as Shearson Beverly Hills Medical Office Partners, L.P., a Delaware limited partnership, grants to ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("GRANTEE"), all of its right, title, and interest in and to the land situated in the Cities of West Hollywood and Los Angeles, County of Los Angeles, State of California, and more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "LAND"), and the buildings, structures, improvements, fixtures, and appurtenances located thereon (collectively, the "IMPROVEMENTS").

                  THE  LAND AND THE IMPROVEMENTS ARE CONVEYED TO GRANTEE
SUBJECT TO: (a) all liens, encumbrances, easements, covenants, conditions, restrictions, and other matters of record; (b) all matters that would be revealed or disclosed in an accurate survey or by a physical inspection of the Land and the Improvements; (c) interests of the parties listed on Schedule I attached hereto and incorporated herein by reference that are in possession of the Land or the Improvements; and (d) all liens not yet delinquent for taxes for real property, and all non-delinquent general or special assessments against the Land or the Improvements.

                  IN WITNESS WHEREOF, the undersigned has executed this Grant Deed as of [_____], 1997.

                                    "SELLER"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                                    By:     Medical Office Properties, Inc.,
                                            a Delaware corporation
                                    Its:    General Partner

                                            By: ______________________________
                                            Print Name:_______________________
                                            Print Title:_______________________

STATE OF __________   )
                      : ss.
COUNTY OF _________   )


         On the ____ day of __________, 199_, before me, __________
_____________________________________________, personally appeared

_____________________________________________________________________
[ ] personally known to me or [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


__________________________
(SEAL)

                             EXHIBIT A TO GRANT DEED
                                LEGAL DESCRIPTION

All that certain real property, a portion of which is situated in the City of West Hollywood and a portion of which is situated in the City of Los Angeles, and all of which is situated in the County of Los Angeles, State of California, described as follows:

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS 1 AND 2, TRACT NO. 41894, PARTLY IN THE CITY OF LOS ANGELES AND PARTLY IN THE CITY OF WEST HOLLYWOOD, AS PER MAP FILED IN BOOK 1010, PAGES 80 AND 81 OF MAPS, RECORDS OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF SUNSET BOULEVARD, 90 FEET WIDE, WITH THE CENTERLINE OF CORY AVENUE, 50 FEET WIDE, AS BOTH STREETS ARE SHOWN ON SAID MAP OF TRACT NO. 41894, THENCE ALONG SAID CENTERLINE OF SUNSET BOULEVARD, NORTH 89 DEGREES 43' 41" WEST 144.62 FEET; THENCE LEAVING SAID CENTERLINE, NORTH 0 DEGREES 33' 45" EAST 44.99 FEET TO A POINT IN THE NORTHERLY LINE OF SAID SUNSET BOULEVARD, SAID POINT BEING ALSO THE SOUTHEASTERLY CORNER OF SAID LOT 1 AND THE POINT OF BEGINNING; THENCE ALONG THE EASTERLY LINE OF SAID LOT, NORTH 0 DEGREES 33' 45" EAST 105.01 FEET; THENCE SOUTH 89 DEGREES 43' 41" EAST 4.00 FEET; THENCE CONTINUING ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF SAID LOT 2, NORTH 0 DEGREES 33' 45" EAST 120.82 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 2, SOUTH 89 DEGREES 56' 16" WEST 29.94 FEET; THENCE NORTH 48 DEGREES 24' 39" WEST 59.22 FEET; THENCE NORTH 69 DEGREES 40' 04" WEST 9.97 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 74.02 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS SOUTH 69 DEGREES 36' 24" EAST); THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 59 DEGREES 53' 49" A DISTANCE OF
77.38 FEET; THENCE TANGENT TO SAID CURVE, SOUTH 80 DEGREES 17' 25" WEST 97.42 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF
173.59 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 08' 29" A DISTANCE OF 67.08 FEET; THENCE TANGENT TO SAID CURVE, NORTH 77 DEGREES 34' 06" WEST 31.48 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 22.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108 DEGREES 09' 50" A DISTANCE OF 41.53 FEET TO THE WESTERLY LINE OF SAID LOT 2; THENCE TANGENT TO SAID CURVE, SOUTH 5 DEGREES 43' 56" EAST 73.02 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 111.66 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS NORTH 84 DEGREES 58' 41" EAST), SAID POINT BEING ALSO THE NORTHWESTERLY CORNER OF SAID LOT 1; THENCE SOUTHERLY ALONG SAID WESTERLY LINE AND SAID NON-TANGENT CURVE THROUGH A CENTRAL ANGLE OF 5 DEGREES 17' 52" A DISTANCE OF 10.32 FEET; THENCE TANGENT TO SAID CURVE SOUTH 0 DEGREES 16" 33" WEST 110.00 FEET

TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF
10.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00' 14" A DISTANCE OF 15.71 FEET TO THE SOUTHERLY LINE OF SAID LOT 1, THENCE ALONG SAID SOUTHERLY LINE TANGENT TO SAID CURVE, SOUTH 89 DEGREES 43' 41" EAST 143.08 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 39' 50" A DISTANCE OF 99.38 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 18' 55" A DISTANCE OF 95.38 FEET TO THE POINT OF BEGINNING.

                            SCHEDULE I TO GRANT DEED
                              PARTIES IN POSSESSION

                                   RENT ROLL

Date: 11/20/97                                                           Page: 1
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                 Square     Lease      Security
Exhibit Number           Occupant Name            Feet      Begin      Deposit
--------------   -----------------------------   ------    --------    --------
0680-      100   -- Vacant --                     1,227                    0.00
0680-      101   Hamburger Hamlet                 2,030                    0.00
0680-      102   -- Vacant --                     1,978                    0.00
0680-      103   Horton & Converse                  858                    0.00
0680-      104   -- Vacant --                       638                    0.00
0680-      105   -- Vacant --                       872                    0.00
0680-      106   -- Vacant --                     3,400                    0.00
0680-      107   -- Vacant --                     3,022                    0.00
0680-      108   -- Vacant --                       232                    0.00
0680-      110   Hamid Hekmat Ravan, M.D.         2,358    09/01/87    3,010.00
0680-      111   -- Vacant --                       603                    0.00
0680-      112   -- Vacant --                       265                    0.00
0680-      200   Smith & Sack, D.D.S.'s           2,433    04/25/95    3,463.27
0680-      201   -- Vacant --                     1,401                    0.00
0680-      202   Richard Ellenbogen, M.D.         3,404    03/01/92    2,493.00
0680-      204   -- Vacant --                       574                    0.00
0680-      205   Richard Ellenbogan, M.D.           409    03/01/97        0.00
0680-      207   Office of the Building           1,171                    0.00
0680-      208   Cesar J. Segovia, D.D.S.         1,052    09/01/91    2,690.25
0680-      209   -- Vacant --                       509                    0.00
0680-      212   Unger & Schneider, M.D.'s        3,036    02/01/97    2,100.00
0680-      214   Chobanian & Mihranian, M.D.'s    2,945    07/01/97    8,179.73
0680-      215   Custodian Room                     300                    0.00
0680-      217   Pump Room                          122                    0.00
0680-      301   -- Vacant --                       609                    0.00
0680-      303   Ronald D. Atanay, D.D.S.         1,143    12/18/95    2,457.45
0680-      305   Sanford S. Kornblum, M.D.        4,623    03/01/88    3,400.00
0680-      306   -- Vacant --                     1,899                    0.00
0680-      308   Steven Greco, D.D.S.             1,348    09/01/88    3,514.88
0680-      310   Terry V. Eagan, M.D.               459    03/01/95    1,101.60

                            To be updated at Closing

                                   RENT ROLL

                                                                         Page: 2

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                     Square      Lease          Security
Unit Number           Occupant Name                   Feet       Begin          Deposit
-----------           -------------                  -----      --------        --------
0680-   312     -- Vacant --                         2,254                          0.00
0680-   315     John Ivey, D.D.S.                    1,049      05/01/97        3,241.35
0680-   317     -- Vacant --                         1,615                          0.00
0680-   401     Sarah P. Korda, M.D. Inc.            1,229      04/01/89        3,225.60
0680-   404     David L. Matlock, M.D.                 605      06/20/96        1,452.00
0680-   405     David L. Matlock, M.D.               4,106      03/20/95        9,649.10
0680-   406     David L. Matlock, M.D.               2,032      12/15/96        4,876.80
0680-   408     Brenda G. Bass, M.D.                 1,516      01/01/96        2,760.00
0680-   414     -- Vacant --                         2,956                          0.00
0680-   415     Joel J. Piehl, D.D.S., Inc.          1,166      11/01/91        4,151.22
0680-   418     -- Vacant --                         1,502                          0.00
0680-   500     -- Vacant --                           880                          0.00
0680-   501     Eva Dloomy, D.D.S.                     889      08/15/90        2,822.66
0680-   502     Barry J. Skaggs, D.D.S.              1,342      01/01/91        7,315.00
0680-   505     Lichtenstein Hernia Institute        1,852      06/01/90        5,421.53
0680-   506     -- Vacant --                         1,003                          0.00
0680-   508     -- Vacant --                           704                          0.00
0680-   510     Henry Davidian, M.D.                 2,449      07/26/93        6,608.25
0680-   511     -- Vacant --                           425                          0.00
0680-   512     -- Vacant --                         2,252                          0.00
0680-   514     -- Vacant --                           634                          0.00
0680-   515     -- Vacant --                           544                          0.00
0680-   516     Arthur Kahn, M.D.                    1,523      09/01/88            0.00
0680-   518     -- Vacant --                           615                          0.00
0680-   601     Virginia Van Osdel, D.D.S.           1,466      07/01/87        3,466.75
0680-   602     -- Vacant --                         1,439                          0.00
0680-   605     Sid Danesh, M.D.                     1,922                          0.00
0680-   606     David M. Wolf, M.D.                    538      02/01/91        1,328.86
0680-   609     -- Vacant --                         2,824                          0.00
0680-   611     Geoffrey Keyes, M.D.                 1,923      03/01/89        5,582.40

                                   RENT ROLL                           Page: 3

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680


                                                       Square           Lease                  Security
Unit Number   Occupant Name                             Feet            Begin                   Deposit
=========== ============================               ======           =====                  ========

0680-    615 Sandy Silas                                  792         05/15/97                 1,500.00
0680-    616 David C. Hansen, M.D                       3,206         01/01/93                10,179.70
0680-    618 Anthony Mobasser, D.M.D., D.D.S.           1,004         09/01/85                 2,388.75
0680-    701 -- Vacant --                               1,450                                      0.00
0680-    703 -- Vacant --                                 521                                      0.00
0680-    705 Health Source Management Group             2,862         04/01/94                 8,279.67
0680-    708 Greig & Carter, M.D.'s                     2,073         08/01/93                   592.45
0680-    710 Alfred Weinstock, D.D.S.                   1,308         11/01/90                 3,614.75
0680-    711 -- Vacant --                               1,239                                      0.00
0680-    713 -- Vacant --                                 494                                      0.00
0680-    714 -- Vacant --                                 798                                      0.00
0680-    715 Neil Stewart McLeod, D.D.S.                1,051         09/01/96                 3,276.00
0680-    716 Marcel Bouchard, D.M.D.                      781         09/01/97                 1,913.45
0680-    718 -- Vacant --                                 837                                      0.00
0680-    801 -- Vacant --                                 819                                      0.00
0680-    802 John W. Gerace, D.D.S.                       934         10/01/94                 2,615.20
0860-    805 Randy S. Harris, M.D., Inc.                2,982         10/05/92                 7,604.08
0680-    806 -- Vacant --                                 446                                      0.00
0680-    808 Violet Boodaghians, M.D.                   1,163         08/01/91                 3,603.60
0680-    809 William J. Binder, M .D.                   2,466         04/01/92                13,192.22
0680-    811 -- Vacant --                                 717                                      0.00
0680-    812 -- Vacant --                               1,040                                      0.00
0680-    814 Peter Fodor, M.D.                          1,878         03/01/97                 1,064.70
0680-    815 Joel Reims, D.D.S.                         1,149         09/01/89                 2,371.00
0680-    818 Isaac Hakim, D.M.D.                        1,519         03/11/91                 1,680.33
0680-    901 Eric Fugier, D.D.S., M.S.                  1,653         01/01/97                     0.00
0680-    902 Philip Ruben, D.D.S.                         460         09/15/97                     0.00
0680-    903 Philip Ruben, D.D.S.                         799         06/01/88                     0.00
0680-    905 -- Vacant --                               1,844                                      0.00
0680-    906 Carl E. Hayes, M.D.                        1,372         05/01/96                 3,327.10

                                   RENT ROLL                             Page: 4

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                     Square      Lease          Security
Unit Number           Occupant Name                   Feet       Begin          Deposit
----------            -------------                  -----      --------        --------
0680            908 Hirbod/Rami Etessami, D.S.S.     1,094                          0.00
0680            909 Hirbod/Rami Etessami, D.D.S.       678      01/01/96        5,022.00
0680            910 Raja Srour, M.D.                 2,071      05/01/95        5,801.25
0680            912 Duane C. McKay, D.D.S.           2,448      04/07/94        6,316.00
0680            914 Mark A. Helm, D.D.S.             1,055      11/01/90        3,196.22
0680            915 Victor J. Diamond, D.D.S., Inc.    672      08/01/89          377.00
0680            917 Carmel Pradel, M.D.                962      03/01/88        1,577.67
0680            GF1 Wells Fargo Bank                 6,749      09/01/81            0.00
0680            GF2 Horton & Converse                1,297      01/01/82            0.00
0680            GF3 Wilson and Shaunette, O.D.'s     1,298      06/15/96        2,466.20
0680            GF4 Hamburger Hamlet of Sunset       8,321      01/01/85        4,500.00
0680           200A Smith & Sack, D.D.S.'s               0      08/16/96            0.00
0680           204A Richard Ellenbogen, M.D.           287      03/01/92            0.00
0680           215A Building Engineer Room             125                          0.00
0680           705A Health Source Management Group     605      02/01/95            0.00
0680           712A -- Vacant --                       550                          0.00
0680           712B Ned Cowan, M.D.                    542      10/01/96        1,287.00
0680         GARAGE Ampco Auto Parks                     0      10/01/86            0.00
                                                   -------                   -----------
                                   Building Total: 158,585                   $192,038.04
                                                   -------                   -----------
                                   Property total: 158,585                   $192,038.04
                                                   =======                   ===========

                                    EXHIBIT C
                              FORM OF BILL OF SALE

                              [See Following Pages]

                                  BILL OF SALE

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership ("SELLER"), does hereby sell and transfer to ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("BUYER"), all of Seller's right, title, and interest in and to the personal property, inventory, furniture, fixtures, and equipment (collectively, the "PERSONAL PROPERTY") owned by Seller, located at, and used for the operation, maintenance, or management of the "MEDICAL BUILDING AND PARKING STRUCTURE" (as hereafter defined), including, without limitation, the personal property described on Schedule I attached hereto, but expressly excluding, without limitation, any and all personal property leased by Seller under the contracts described on Schedule II attached hereto, and any and all personal property owned or leased by Voit Management Company, L.P., AMPCO Auto Parks, Inc., invitees of the tenants at the Medical Building and Parking Structure, tenants under Leases at the Medical Building and Parking Structure, and suppliers, contractors, and vendors serving the Medical Building and Parking Structure. The "MEDICAL BUILDING AND PARKING STRUCTURE" shall mean and refer to that certain property commonly known as the "Beverly Sunset Medical Building," together with the parking structure associated therewith, located at 9201 West Sunset Boulevard, West Hollywood and Los Angeles, California.

         Seller represents and warrants to Buyer that, to the best knowledge of John Ng and Timothy Needham, officers of the general partner of Seller, the Personal Property is not subject to any encumbrances, conditional sales contracts or other liens. Seller has not made and does not make any representations or warranties of any kind whatsoever, oral or written, express or implied, with respect to the condition any of the Personal Property or any related matters (including, without limitation, any representation or warranty of merchantability or fitness for a particular purpose) and the Personal Property is sold to Buyer in its present "AS IS, WHERE IS" condition.

         By its acceptance of this Bill of Sale and the Personal Property, Buyer hereby acknowledges receipt of the Personal Property, and further acknowledges that Buyer is receiving such Personal Property in its present "AS IS, WHERE IS" condition without recourse or representation or warranty of any kind whatsoever as to the condition thereof or any related matters (including, without limitation, any representation or warranty of merchantability or fitness for a particular purpose).

         This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

         This Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of law.

         IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of [___________________], 1997.

                                    "SELLER"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                                    By:     Medical Office Properties, Inc.,
                                            a Delaware corporation
                                    Its:    General Partner

                                            By: _______________________________
                                            Print Name: _______________________
                                            Print Title:_______________________

                           SCHEDULE I TO BILL OF SALE
                    DESCRIPTION OF CERTAIN PERSONAL PROPERTY

                        BEVERLY SUNSET MEDICAL BUILDING
                                Office Inventory
                            as of November 20, 1997

---------------------------------------------------------------------
          ITEM                                             NUMBER
---------------------------------------------------------------------
Alphamate, Motorola - Paging Console                         1
---------------------------------------------------------------------
Binder, Electric                                             1
---------------------------------------------------------------------
Blueprint Rack                                               1
---------------------------------------------------------------------
Bookshelf                                                    1
---------------------------------------------------------------------
Chair, Highback                                              2
---------------------------------------------------------------------
Chair, Lowback                                              13
---------------------------------------------------------------------
Chair, Swivel                                                3
---------------------------------------------------------------------
Chair, Straightback                                          2
---------------------------------------------------------------------
Coffee Maker                                                 2
---------------------------------------------------------------------
Computer, 386 (Management Office - PM)                       1
---------------------------------------------------------------------
Computer, 486 (Engineering - EMS)                            1
---------------------------------------------------------------------
Computer, Pentium 120 (Management Office - PA)               1
---------------------------------------------------------------------
Conference Table                                             2
---------------------------------------------------------------------
Credenza                                                     2
---------------------------------------------------------------------
Desk, Office                                                 6
---------------------------------------------------------------------
End Table                                                    3
---------------------------------------------------------------------
Fax Machine                                                  1
---------------------------------------------------------------------
File Cabinet, 2 Drawer                                       4
---------------------------------------------------------------------
File Cabinet, 4 Drawer                                       4
---------------------------------------------------------------------
Label Printer, P-Touch                                       1
---------------------------------------------------------------------
Lamp                                                         1
---------------------------------------------------------------------
Microwave (GE)                                               1
---------------------------------------------------------------------
Misc. Marketing Supplies                                    N/A
---------------------------------------------------------------------
Misc. Office Supplies                                       N/A
---------------------------------------------------------------------
Paintings                                                   10
---------------------------------------------------------------------
Printer Cart                                                 1
---------------------------------------------------------------------
Printer, HP Laserjet III                                     1
---------------------------------------------------------------------
Projection Screen                                            1
---------------------------------------------------------------------
Radio, 2-Way w/Chargers                                      8
---------------------------------------------------------------------
Refrigerator, Small                                          2
---------------------------------------------------------------------
Safe, Small                                                  1
---------------------------------------------------------------------
Telephone Multiline (AT&T BIS-22D System)                    7
---------------------------------------------------------------------
TV, small                                                    1
---------------------------------------------------------------------
Typewriter, Electric (IBM Wheelwriter II, Series 10)         1
---------------------------------------------------------------------

General Notes:

(1) Inventory includes Property Management Office (Suite 207),
Conference Room (Suite 204) and Engineering Office (Suite 216).

(2) The Management Office includes a Konica 2020 copier. It was leased from 7/93-7/97. It is now being rented on a month-to-month basis. The equipment can be turned in for a new copier with written 30 day notice.

(3) The computer currently used by the Property Manager is owned by Voit Management Company. It will be removed from the property when the ownership change occurs. The computer listed above will be put back into operation when the ownership change occurs.

                            To be updated at Closing

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997

I. HVAC RELATED TOOLS

        A. Refrigerant Recycling Unit
                Make:           CPS Products
                Model:          R0036
                Accessories:    2 250# refrigerant cylinders
                                1 50# refrigerant cylinder

        B. Vacuum Pump
                Make:           JB Industries
                Model:          IQD48C17D380A P

        C. Oil Pump
                Make:           Berns

        D. Refrigerant Leak Detector (Halogen)
                Make:           TIF
                Model:          5650A

        E. Refrigerant Leak Detector
                Make:           Johnson Controls
                Model:          RLD-H10G

        F. Infrared Temperature Probe
                Make:           Fluke
                Model:          80PK-1R

        G. Air Balometer
                Make:           Alnor
                Model:          634-513-044
                Serial:         BR10111

        H. 24 Hour Dial Temperature Recorder
                Make:           Dickson
                Model:          SC4-100-B-24
                Serial:         282375

        I. Receiver Controller Calibrator
                Make:           MCC Powers
                Model:          019301

        J. Tachometer
                Make:           Monarch

                            To be updated at Closing

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997


        K. Refrigerant Tester

                Make:   Turbo Torch
                Model:  P250-580
                Serial: GA49458

II. PLUMING TOOLS

        A. Mapgas Torch

                Make:   Turbo Torch
                Model:  STK-R

        B. Power Snake

                Make:   Marco
                Model:  Powerpak 60
                Serial: A23226

        C. Chain Pipe Cutter

                Make:   Wheeler

        D. 1/8"-2" Pipe Cutter

                Make:   Rothenberger
                Model:  7.0045

        E. 1 7/8"-4 1/2" Pipecutter

                Make:   Rigid
                Model:  154

        F. 2 1/2"-4" Pipecutter (four wheel)

                Make:   Rigid
                Model:  N44-S

        G. Main Water Key

        H. 18" Aluminum Pipe Wrench

                Make:   Rigid

        I. PVC Cutter

III. POWER TOOLS - GENERAL

        A. 7" Bench Grinder

                Make:   Dayton
                Model:  4Z908B

                        BEVERLY SUNSET MEDICAL BUILDING
                     Building Tool & Materials Inventory
                            as of November 20, 1997


B. Power Planer
          Make:     Makita
          Model:    1900B
          Serial:   1594153E

C. Electric 16 GA, Shear
          Make:     Milwaukee
          Model:    6805
          Serial:   709-13760

D. 3/8" Electric Drill (Keyless Chuck)
          Make:     Milwaukee
          Model:    0224-1
          Serial:   0574225331

E. Belt Sander
          Make:     Ryobi
          Model:    BE321
          Serial:   024254 8939

F. 7 1/4" Circular Saw
          Make:     Black & Decker
          Model:    7392

G.Sawzall Reciprocating Saw
          Make:     Milwaukee
          Model:    6511
          Serial:   4601150336

H. 1/2" Drill (Keyless Chuck)
          Make:     Milwaukee
          Model:    0239-1
          Serial:   756B7494230183

I. 3/8" Angle Drill
          Make:     Makita
          Model:    DA3000R
          Serial:   201505E

J. Shop Vacuum Wet/Dry, 2 1/2 HP
          Make:     Shop Vac
          Model:    464A

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997


IV. TOOLS - SPECIALTY

          A. Key Cutting Machine
                    Make:     Speedex
                    Model:    916MC
                    Serial:   3473

          B. Pressure Washer
                    Make:     Chore Washer
                    Serial:   200970

          C. Gravity Feed Sand Blaster
                    Make:     ALC
                    Model:
                    Serial:   F-90

          D. Soldering Iron
                    Make:     Weller
                    Model:    8200

          E. Megohmeter
                    Make:     TIF
                    Model:    IT990

          F. Powder Actuated Nail Gun
                    Make:     Hilti
                    Model:    DX36M
                    Serial:   05/239431/92

          G. Airless Paint Sprayer
                    Make:     Krebs
                    Model:    100

          H. Lock Out Kit and Case

          I. Hepa Vacuum
                    Make:     Hako Minuteman
                    Model:    C83985-01
                    Serial:   81901472

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997


V.  ELECTRICAL TOOLS (Electric)

          A. Conduit Bending Handle
               Make:          Ideal
               Accessories    1/2" Bending Head
                              3/4" Bending Head

          B. 100' Fish Tape and Leader (Two)

          C. 1/2" Greenlee Punch

          D. 3/4" Greenlee Punch

VI.  GENERAL HAND TOOLS

          A. Rechargeable 1/4" Drill
               Make:          Milwaukee

          B. 5/8" Capacity Bolt Center
               Make:          Hit

          C. Assorted Sheet Metal Tools
               1.             Right handed aviation snips
               2.             Left handed aviation snips
               3.             Hn-1 nibbler
               4.             HC-5 crimpers
               5.             Seaming tool
               6.             KD cutting shears

          D. Rechargeable Screwdriver
               Make:          Skil
               Model:         2210

          E. 13 Piece Long Hex Key Set (Allen Wrenches)
               Make:
               Model:
               Serial:

          F. 12 Piece Socket Set 5/6"-7/8"
               Make:          Master Mechanic

          G. 3/8" Bolt Cutters
               Make:          Hit

          H. 5 lb. Sledge Hammer

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997

          I.  24" Framing Square

          J.  48" Straight Edge

          K.  25' Drop Lights (Two)

          L.  100' Orange Extension Cords (Two)

          M.  25' Orange Extension Cord

          N.  100' Blue Extension Cord

          O.  50' Pneumatic Hoses (Two)

          P.  Pneumatic Tire Accessory

          Q.  3 Jaw 7 1/2 Ton Puller

          R.  24" Level

          S.  Paint Edging Tool

          T.  Box of Miscellaneous Drill Bits

          U.  Drill Index

          V.  Paint Trays (Two)

          W.  Paint Roller Handles (Three)

          X.  Dry Wall Mud Box

          Y.  Peltor Hearing Protection (Three)

          Z.  Rubber Aprons (Two)

          AA. 18" Rubber Gloves (Two Sets)

          BB. Full Face Mask

          CC. Goggles (Two)

          DD. Grease Gun

          EE. Caulking Guns (Two)

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997

        FF. 50' Black Garden Hose

        GG. 75' Green Garden Hose

        HH. Hudson 2.75 Gallon Hand Sprayer

        II. 6' Fiberglass Ladder

        JJ. 8' Fiberglass Ladder

        KK. Fiberglass Extension Ladder

        LL. Poprivit Gun

        MM. 8' Rigging Strap

        NN. Window Washers Harness

        OO. Suction Cup

        PP. One Ton Come Along

        QQ. 8' Rigging Strap (Nylon)

        RR. 4' Rigging Strap (Nylon)

        SS. 3/4" Dewalt Hole Saw

        TT. 1/2" Dewalt Hole Saw

        UU. Mandrell for Hole Saw

VII. GENERAL TOOLS

        A. 6" Bench Vise

        B. Portable Air Tank
                Make:   Midwest Products

        C. 3/8" Truck Rope

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997

          D. Battery Charger
                     Make:         Panasonic
                     Model:        BQ-8C
                     Accessories:  3 AAA Batteries
                                   4 AA Batteries

VIII. JANITORIAL TOOLS

          A. Gas Powered Blower
                     Make:         Weedeater
                     Model:        GBI-22

          B. Loping Shears (Garden Shears)

IX.   BUILDING MATERIALS LISTING

          A. Lighting Stock

                     1. 1-10 Cases F40CW RS-55 Fluorescent 4' Tubes

                     2. 0-1 Case Each:

                               120ER40 Indoor Flood Light
                               100BR40 Indoor Flood Light
                               75ER40 Indoor Flood Light
                               75R30 Indoor Flood Light
                               50R20 Indoor Flood Light
                               Jan-Mar R-40 compact Fluorescent Retrofit Kits Prolight Fluorescent Exit Sign Retrofit Kits 18W Fluorescent Compacts
                               13W Fluorescent Compacts
                               9W Fluorescent Compacts
                               8W Fluorescent Compacts
                               150W, 100W, 90W, 60W, 20W Incandescent Bulbs
                               Various Mini-lamps
                               Various Mercury Vapor Lamps
                               Various Exit Lights
                               Various Lighting Ballasts
                               Various Lighting Fluorescent Starters
                               Miscellaneous Specialty Tenant Lights
                               2', 3', 4' Fluorescent Tubes
                               4' T-8 Fluorescent Tubes
                               Miscellaneous Lighting Covers, Lenses, Fixtures

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997


B. Electrical

        1. Miscellaneous Electrical Stock:
                Miscellaneous Switches
                Miscellaneous Outlets
                Miscellaneous Metal and Plastic Covers
                Miscellaneous 1/2" & 3/4" Conduit types, Flex, EMT, etc. Miscellaneous Conduit Bodies
                Miscellaneous Conduit Fittings
                Miscellaneous Rolls of #14, #12, #10, #8 Wire, Solid and
                        Stranded
                Miscellaneous Connectors, Tape, Wire Nuts, etc.

C. Plumbing

        1. Miscellaneous Plumbing Stock:
                Miscellaneous Galvanized Pipe and Fittings 1/2" - 1-1/2" Miscellaneous Copper Pipe and Fittings 1/4"-3"
                Miscellaneous Valves 1/2"-2"
                Miscellaneous Brass Fittings and Mini-valves
                All Parts for Toilets: Kohler, American Standard, and Sloan All Parts for Sloan Urinals
                Parts for Pressure Flush Assemblies
                Miscellaneous Seats & Washers, Rebuild Kits, Handles, etc for
                        Kohler, American
                Standard, Delta, Moen, Chicago and Miscellaneous Sinks Miscellaneous Drain Lines, P-Traps, Down Spouts, etc. Miscellaneous No-hub Pipe, Caps and Fittings
                Miscellaneous Drinking Fountain Parts and Bubblers Miscellaneous Sink, Toilet Valves and Connecting Flex Miscellaneous Gaskets, Washers, Caulkings, Epoxies, etc.

D. Ceiling Tiles

        1. Cases of Tiles for All tenant Areas
                Armstrong 755 B (Most Common)

        2. Cases of Tile for Common Hallways and Elevator Lobbies

        3. Used Tile or Tenant Areas and Hallways

        4. 4' and 2' T-Bar Sections for All Ceiling Systems used in Building

                        BEVERLY SUNSET MEDICAL BUILDING
                      Building Tool & Materials Inventory
                            as of November 20, 1997

E.   Air Conditioning

          1.   Miscellaneous Air Conditioning Stock:

                    Miscellaneous Duct Work 4" - 18": Rigid, End Fles, and Flex Miscellaneous Air Registers & Duct Fittings, Start Collars,
                      90 Degrees, etc.
                    Miscellaneous Air Filters
                    Miscellaneous Parts for VAV Boxes, Controllers, Pistons,
                      Linkages, etc.
                    Miscellaneous Sensors for Energy Management System Miscellaneous Control Parts, Static Sensors, Receivor
                      Controllers, etc.
                    Miscellaneous Pneumatic Parts, Tubing, Fittings, Etc. Miscellaneous Pneumatic Thermostats

F.   Door Hardware

          1. Miscellaneous New and Used Door Hardware, Lever Latches, Catches, Strikes, etc.

          2.   Miscellaneous Hinges

          3.   Miscellaneous Door Closures (Used)

G.   Miscellaneous Materials

          1.   Miscellaneous Cleaners, Glues, Epoxies, Caulking, Mastics, etc.

          2. Miscellaneous Nuts, Bolts, Fasteners, Screws, Washers, Clips, Anchors, etc.

          3.   Miscellaneous Tapes, Adhesives, etc.

          4. Miscellaneous Restroom Parts, Toilet Seat Covers, Holders, Soap Dispensers, Roller Holder, etc.

          5.   Miscellaneous Dry Wall, Plywood, Masonite Board, etc.

          6.   Miscellaneous Lubricants, Oils, Greases, etc.

                           SCHEDULE II TO BILL OF SALE
                    DESCRIPTION OF EXCLUDED PERSONAL PROPERTY

All personal property leased by Seller under the following contracts:

                        BEVERLY SUNSET MEDICAL BUILDING
                                Contract Summary
                            as of November 20, 1997


--------------------------------------------------------------------------------------------
SERVICE        VENDOR              DATED         AMENDED      DESCRIPTION
--------------------------------------------------------------------------------------------
Copier

               Image IV            06/28/93       N/A         Copier Rental - Konica 2020
               (818) 841-1083


Drop Box       Federal Express     04/15/92       N/A         Drop Box - East side of Building
               (800) 238-5355


                            To be updated at Closing

                                    EXHIBIT D
               FORM OF GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

                              [See Following Pages]

                   GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


         This GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this "ASSIGNMENT") is made as of [ _____], 1997, by BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership ("ASSIGNOR"), in favor of ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("ASSIGNEE"), with reference to the following facts:

         A Assignor is the owner of that certain land located at 9201 West Sunset Boulevard in the Cities of West Hollywood and Los Angeles, County of Los Angeles, State of California, and more particularly described in Exhibit A attached hereto and incorporated herein by reference, and the owner of certain buildings, structures, and other improvements commonly known as the "Beverly Sunset Medical Building" (collectively, the "REAL PROPERTY"). The Real Property is being conveyed to Assignee pursuant to a certain Grant Deed ( the "GRANT DEED") executed by Assignor in favor of Assignee.

         B. Assignor, as the owner of the Real Property, is the sole owner of the following items: (i) those certain leases, licenses, and occupancy agreements listed on Schedule I attached hereto and incorporated herein by reference, and any security deposits obtained in connection therewith (collectively, the "LEASES"); (ii) those certain agreements and contracts listed on Schedule I, and any security deposits obtained or given in connection therewith (collectively, the "CONTRACTS"); (iii) those certain licenses, franchises, and permits listed on Schedule I (collectively, the "PERMITS"); and
(iv) those certain contract rights, trademarks, service marks, trade names, logos, indemnities, and rights under guaranties or warranties relating to goods, merchandise, or services at or relating to the Real Property listed on Schedule I (collectively, the "MISCELLANEOUS PROPERTY ASSETS" and, collectively with the Leases, the Contracts, and the Permits, the "ASSIGNED ASSETS").

         NOW, THEREFORE, in consideration of the foregoing facts:

                  1. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, and interest in and to the Assigned Assets, except utility deposits which shall remain the property of Assignor. Except for Assignor's ownership interest in the Assigned Assets, this Assignment is made without recourse or representation or warranty whatsoever. By executing this Assignment, Assignee acknowledges and agrees that Assignee and Assignee's representatives have been afforded the opportunity to make and have made such inspections of the Assigned Assets and matters related thereto as they have deemed necessary or desirable. Assignee acknowledges that Assignor has not made and does not make any representations or warranties of any kind whatsoever, oral or written, express or implied, with respect to any of the Assigned Assets or any related matters, except as and to the extent set forth herein or in that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of November 21, 1997, by and between Assignee and Assignor.

                  2. Assignee hereby agrees to and accepts such assignment and, in addition, expressly assumes and agrees to keep, perform, and fulfill all of the terms, covenants, obligations, and conditions required to be kept, performed, and fulfilled by Assignor under, or with respect to, the Assigned Assets from and after the CLOSING DATE (as hereinafter defined). Assignee further agrees to indemnify, defend, and hold Assignor harmless from and against any and all loss, cost, liability, claim, damage, and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly related to any breach or default by Assignee in connection with the Assigned Assets, or Assignee's obligations hereunder, accruing from and after the Closing Date. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any and all loss, cost, liability, claim, damage, and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly related to any breach or default by Assignor in connection with the Assigned Assets prior to the Closing Date. "CLOSING DATE" shall mean and refer to the date the Grant Deed is recorded.

                  3. The provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, their successors in interest, and assigns.

                  4. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute one and the same instrument.

                  5. This Assignment and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of law.

                  6. In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation (including any appeals), including, without limitation, reasonable attorneys' fees and costs. The prevailing party shall be determined based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first set forth above.

                                    "ASSIGNOR"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                                    By:     Medical Office Properties, Inc.,
                                            a Delaware corporation
                                    Its:    General Partner

                                            By: _______________________________
                                            Print Name: _______________________
                                            Print Title:_______________________



                                    "ASSIGNEE"


                                    ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:     Arden Realty, Inc.,
                                            a Maryland corporation
                                    Its:    General Partner

                                            By: _______________________________
                                            Print Name: _______________________
                                            Print Title:_______________________

            EXHIBIT A TO GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT
                                LEGAL DESCRIPTION

All that certain real property, a portion of which is situated in the City of West Hollywood and a portion of which is situated in the City of Los Angeles, and all of which is situated in the County of Los Angeles, State of California, described as follows:

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS I AND 2, TRACT NO. 41894, PARTLY IN THE CITY OF LOS ANGELES AND PARTLY IN THE CITY OF WEST HOLLYWOOD, AS PER MAP FILED IN BOOK 1010, PAGES 80 AND 81 OF MAPS, RECORDS OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF SUNSET BOULEVARD, 90 FEET WIDE, WITH THE CENTERLINE OF CORY AVENUE, 50 FEET WIDE, AS BOTH STREETS ARE SHOWN ON SAID MAP OF TRACT NO. 41894, THENCE ALONG SAID CENTERLINE OF SUNSET BOULEVARD, NORTH 89 DEGREES 43' 41" WEST 144.62 FEET; THENCE LEAVING SAID CENTERLINE, NORTH 0 DEGREES 33' 45" EAST 44.99 FEET TO A POINT IN THE NORTHERLY LINE OF SAID SUNSET BOULEVARD, SAID POINT BEING ALSO THE SOUTHEASTERLY CORNER OF SAID LOT 1 AND THE POINT OF BEGINNING; THENCE ALONG THE EASTERLY LINE OF SAID LOT, NORTH 0 DEGREES 33' 45" EAST 105.01 FEET; THENCE SOUTH 89 DEGREES 43' 41" EAST 4.00 FEET; THENCE CONTINUING ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF SAID LOT 2, NORTH 0 DEGREES 33' 45" EAST 120.82 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 2, SOUTH 89 DEGREES 56' 16" WEST 29.94 FEET; THENCE NORTH 48 DEGREES 24' 39" WEST 59.22 FEET; THENCE NORTH 69 DEGREES 40' 04" WEST 9.97 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 74.02 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS SOUTH 69 DEGREES 36' 24" EAST); THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 59 DEGREES 53' 49" A DISTANCE OF
77.38 FEET; THENCE TANGENT TO SAID CURVE, SOUTH 80 DEGREES 17' 25" WEST 97.42 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF
173.59 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22 DEGREES 08' 29" A DISTANCE OF 67.08 FEET; THENCE TANGENT TO SAID CURVE, NORTH 77 DEGREES 34' 06" WEST 31.48 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 22.00 FEET; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108 DEGREES 09' 50" A DISTANCE OF 41.53 FEET TO THE WESTERLY LINE OF SAID LOT 2; THENCE TANGENT TO SAID CURVE, SOUTH 5 DEGREES 43' 56" EAST 73.02 FEET TO A POINT IN A NON-TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 111.66 FEET (A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS NORTH 84 DEGREES 58' 41" EAST) , SAID POINT BEING ALSO THE NORTHERLY CORNER OF SAID LOT 1; THENCE SOUTHERLY ALONG SAID WESTERLY LINE AND SAID NON-TANGENT CURVE THROUGH A CENTRAL ANGLE OF 5 DEGREES 17' 52" A DISTANCE OF 10.32 FEET; THENCE TANGENT T0 SAID CURVE SOUTH 0 DEGREES 16' 33" WEST 110.00 FEET

TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF
10.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00' 14" A DISTANCE OF 15. 71 FEET TO THE SOUTHERLY LINE OF SAID LOT 1, THENCE ALONG SAID SOUTHERLY LINE TANGENT TO SAID CURVE, SOUTH 89 DEGREES 43' 41" EAST 143.08 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 39' 50" A DISTANCE OF 99.38 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 657.20 FEET; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 8 DEGREES 18' 55" A DISTANCE OF 95.38 FEET TO THE POINT OF BEGINNING.

            SCHEDULE I TO GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

1. LEASES (AND ANY RELATED SECURITY DEPOSITS):

                                   RENT ROLL

Date: 11/20/97                                                           Page: 1
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                 Square     Lease      Security
Exhibit Number           Occupant Name            Feet      Begin      Deposit
--------------   -----------------------------   ------    --------    --------
0680-      100   -- Vacant --                     1,227                    0.00
0680-      101   Hamburger Hamlet                 2,030                    0.00
0680-      102   -- Vacant --                     1,978                    0.00
0680-      103   Horton & Converse                  858                    0.00
0680-      104   -- Vacant --                       638                    0.00
0680-      105   -- Vacant --                       872                    0.00
0680-      106   -- Vacant --                     3,400                    0.00
0680-      107   -- Vacant --                     3,022                    0.00
0680-      108   -- Vacant --                       232                    0.00
0680-      110   Hamid Hekmat Ravan, M.D.         2,358    09/01/87    3,010.00
0680-      111   -- Vacant --                       603                    0.00
0680-      112   -- Vacant --                       265                    0.00
0680-      200   Smith & Sack, D.D.S.'s           2,433    04/25/95    3,463.27
0680-      201   -- Vacant --                     1,401                    0.00
0680-      202   Richard Ellenbogen, M.D.         3,404    03/01/92    2,493.00
0680-      204   -- Vacant --                       574                    0.00
0680-      205   Richard Ellenbogan, M.D.           409    03/01/97        0.00
0680-      207   Office of the Building           1,171                    0.00
0680-      208   Cesar J. Segovia, D.D.S.         1,052    09/01/91    2,690.25
0680-      209   -- Vacant --                       509                    0.00
0680-      212   Unger & Schneider, M.D.'s        3,036    02/01/97    2,100.00
0680-      214   Chobanian & Mihranian, M.D.'s    2,945    07/01/97    8,179.73
0680-      215   Custodian Room                     300                    0.00
0680-      217   Pump Room                          122                    0.00
0680-      301   -- Vacant --                       609                    0.00
0680-      303   Ronald D. Atanay, D.D.S.         1,143    12/18/95    2,457.45
0680-      305   Sanford S. Kornblum, M.D.        4,623    03/01/88    3,400.00
0680-      306   -- Vacant --                     1,899                    0.00
0680-      308   Steven Greco, D.D.S.             1,348    09/01/88    3,514.88
0680-      310   Terry V. Eagan, M.D.               459    03/01/95    1,101.60

                            To be updated at Closing

                                   RENT ROLL

                                                                         Page: 2

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                     Square      Lease          Security
Unit Number           Occupant Name                   Feet       Begin          Deposit
-----------           -------------                  -----      --------        --------
0680-   312     -- Vacant --                         2,254                          0.00
0680-   315     John Ivey, D.D.S.                    1,049      05/01/97        3,241.35
0680-   317     -- Vacant --                         1,615                          0.00
0680-   401     Sarah P. Korda, M.D. Inc.            1,229      04/01/89        3,225.60
0680-   404     David L. Matlock, M.D.                 605      06/20/96        1,452.00
0680-   405     David L. Matlock, M.D.               4,106      03/20/95        9,649.10
0680-   406     David L. Matlock, M.D.               2,032      12/15/96        4,876.80
0680-   408     Brenda G. Bass, M.D.                 1,516      01/01/96        2,760.00
0680-   414     -- Vacant --                         2,956                          0.00
0680-   415     Joel J. Piehl, D.D.S., Inc.          1,166      11/01/91        4,151.22
0680-   418     -- Vacant --                         1,502                          0.00
0680-   500     -- Vacant --                           880                          0.00
0680-   501     Eva Dloomy, D.D.S.                     889      08/15/90        2,822.66
0680-   502     Barry J. Skaggs, D.D.S.              1,342      01/01/91        7,315.00
0680-   505     Lichtenstein Hernia Institute        1,852      06/01/90        5,421.53
0680-   506     -- Vacant --                         1,003                          0.00
0680-   508     -- Vacant --                           704                          0.00
0680-   510     Henry Davidian, M.D.                 2,449      07/26/93        6,608.25
0680-   511     -- Vacant --                           425                          0.00
0680-   512     -- Vacant --                         2,252                          0.00
0680-   514     -- Vacant --                           634                          0.00
0680-   515     -- Vacant --                           544                          0.00
0680-   516     Arthur Kahn, M.D.                    1,523      09/01/88            0.00
0680-   518     -- Vacant --                           615                          0.00
0680-   601     Virginia Van Osdel, D.D.S.           1,466      07/01/87        3,466.75
0680-   602     -- Vacant --                         1,439                          0.00
0680-   605     Sid Danesh, M.D.                     1,922                          0.00
0680-   606     David M. Wolf, M.D.                    538      02/01/91        1,328.86
0680-   609     -- Vacant --                         2,824                          0.00
0680-   611     Geoffrey Keyes, M.D.                 1,923      03/01/89        5,582.40

                                   RENT ROLL                           Page: 3

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680


                                                       Square           Lease                  Security
Unit Number   Occupant Name                             Feet            Begin                   Deposit
=========== ============================               ======           =====                  ========

0680-    615 Sandy Silas                                  792         05/15/97                 1,500.00
0680-    616 David C. Hansen, M.D                       3,206         01/01/93                10,179.70
0680-    618 Anthony Mobasser, D.M.D., D.D.S.           1,004         09/01/85                 2,388.75
0680-    701 -- Vacant --                               1,450                                      0.00
0680-    703 -- Vacant --                                 521                                      0.00
0680-    705 Health Source Management Group             2,862         04/01/94                 8,279.67
0680-    708 Greig & Carter, M.D.'s                     2,073         08/01/93                   592.45
0680-    710 Alfred Weinstock, D.D.S.                   1,308         11/01/90                 3,614.75
0680-    711 -- Vacant --                               1,239                                      0.00
0680-    713 -- Vacant --                                 494                                      0.00
0680-    714 -- Vacant --                                 798                                      0.00
0680-    715 Neil Stewart McLeod, D.D.S.                1,051         09/01/96                 3,276.00
0680-    716 Marcel Bouchard, D.M.D.                      781         09/01/97                 1,913.45
0680-    718 -- Vacant --                                 837                                      0.00
0680-    801 -- Vacant --                                 819                                      0.00
0680-    802 John W. Gerace, D.D.S.                       934         10/01/94                 2,615.20
0860-    805 Randy S. Harris, M.D., Inc.                2,982         10/05/92                 7,604.08
0680-    806 -- Vacant --                                 446                                      0.00
0680-    808 Violet Boodaghians, M.D.                   1,163         08/01/91                 3,603.60
0680-    809 William J. Binder, M .D.                   2,466         04/01/92                13,192.22
0680-    811 -- Vacant --                                 717                                      0.00
0680-    812 -- Vacant --                               1,040                                      0.00
0680-    814 Peter Fodor, M.D.                          1,878         03/01/97                 1,064.70
0680-    815 Joel Reims, D.D.S.                         1,149         09/01/89                 2,371.00
0680-    818 Isaac Hakim, D.M.D.                        1,519         03/11/91                 1,680.33
0680-    901 Eric Fugier, D.D.S., M.S.                  1,653         01/01/97                     0.00
0680-    902 Philip Ruben, D.D.S.                         460         09/15/97                     0.00
0680-    903 Philip Ruben, D.D.S.                         799         06/01/88                     0.00
0680-    905 -- Vacant --                               1,844                                      0.00
0680-    906 Carl E. Hayes, M.D.                        1,372         05/01/96                 3,327.10

                                   RENT ROLL                             Page: 4

Date: 11/20/97
Owner Name: Beverly Sunset Medical Bldg.
Property Name: 9201 W. Sunset Blvd.
Property Number: 0680

                                                     Square      Lease          Security
Unit Number           Occupant Name                   Feet       Begin          Deposit
----------            -------------                  -----      --------        --------
0680            908 Hirbod/Rami Etessami, D.S.S.     1,094                          0.00
0680            909 Hirbod/Rami Etessami, D.D.S.       678      01/01/96        5,022.00
0680            910 Raja Srour, M.D.                 2,071      05/01/95        5,801.25
0680            912 Duane C. McKay, D.D.S.           2,448      04/07/94        6,316.00
0680            914 Mark A. Helm, D.D.S.             1,055      11/01/90        3,196.22
0680            915 Victor J. Diamond, D.D.S.          672      08/01/89          377.00
0680            917 Carmel Pradel, M.D.                962      03/01/88        1,577.67
0680            GF1 Wells Fargo Bank                 6,749      09/01/81            0.00
0680            GF2 Horton & Converse                1,297      01/01/82            0.00
0680            GF3 Wilson and Shaunette, D.D.'s     1,298      06/15/96        2,466.20
0680            GF4 Hamburger Hamlet of Sunset       8,321      01/01/85        4,500.00
0680           200A Smith & Sack, D.D.S.'s               0      08/16/96            0.00
0680           204A Richard Ellenbogen, M.D.           287      03/01/92            0.00
0680           215A Building Engineer Room             125                          0.00
0680           705A Health Source Management Group     605      02/01/95            0.00
0680           712A -- Vacant --                       550                          0.00
0680           712B Ned Cowan, M.D.                    542      10/01/96        1,287.00
0680         GARAGE Ampco Auto Park                      0      10/01/86            0.00
                                                   -------                   -----------
                                   Building Total: 158,585                   $192,038.04
                                                   -------                   -----------
                                   Property total: 158,585                   $192,038.04
                                                   =======                   ===========

2.       CONTRACTS (AND ANY RELATED SECURITY DEPOSITS):

                        BUILDING SUNSET MEDICAL BUILDING
                                Contract Summary
                            as of November 20, 1997

-----------------------------------------------------------------------------------------------------------------------------------
SERVICE                    VENDOR                         DATED           AMENDED        DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
ACM                        Latch-On Insulation, Inc.      09/14/95        N/A            ACM removal (full abatement and
                           (714)671-3870                                                 spot abatement)
-----------------------------------------------------------------------------------------------------------------------------------
ACM                        Rem-Tech                       09/14/95        N/A            ACM removal (full abatement and
                           (818)680-3077                                                 spot abatement
-----------------------------------------------------------------------------------------------------------------------------------
Copier                     Image IV                       07/18/97        N/A            Service & Supply
                           (818)841-1083
                           --------------------------------------------------------------------------------------------------------
                           Image IV                       06/28/93        N/A            Copier Rental--Konica 2020
                           (818)841-1083
-----------------------------------------------------------------------------------------------------------------------------------
Courier                    United Couriers                10/26/92        N/A            P/U & Delivery (BSMB to Voit
                           (818)845-8883                                                 Corp. and back)
                                                                                               5X/Week (M-F)
-----------------------------------------------------------------------------------------------------------------------------------
Drop Box                   Federal Express                04/15/92        N/A            Drop box -- East side of Building
                           (800)238-5355
-----------------------------------------------------------------------------------------------------------------------------------
Elevator                   General/Dover (formerly        08/13/83        N/A            "Regular Maintenance"
                           Viking Elevator)                                                    1X/week
                                                          -------------------------------------------------------------------------
                           (213)384-2911                  10/15/92        N/A            "Regular Maintenance"
                                                                                               1X/week
-----------------------------------------------------------------------------------------------------------------------------------
Emergency                  Power Systems                  02/15/94        N/A            Minor and Major Service on
Generator/Fire Pump        (213)685-5630                                                 emergency generator and fire pump
                                                                                               2X/year
-----------------------------------------------------------------------------------------------------------------------------------
Engineering                ABM Engineering                09/01/96        N/A            40 hr./week (M-F), as well as
                           (213)234-2001                                                 overtime when necessitated
-----------------------------------------------------------------------------------------------------------------------------------
Engineering Services       Donald F. Dickerson &          08/16/96        N/A            Engineering Services (Plumbing &
                           Associates                                                    Electrical) for Medical and Dental
                                                                                         Tenant Improvements as needed
-----------------------------------------------------------------------------------------------------------------------------------
Environmental              Americal Environmental         01/31/96        N/A            ACM/Environmental Consulting as
Consulting                 Services (AES)                                                needed
                           (714)379-3333
-----------------------------------------------------------------------------------------------------------------------------------

                            To be updated at Closing

                        BEVERLY SUNSET MEDICAL BUILDING

                                Contract Summary

                            as of November 20, 1997

------------------------------------------------------------------------------------------------
SERVICE             VENDOR              DATED          AMENDED   DESCRIPTION
------------------------------------------------------------------------------------------------
Fire/Life Safety    TeleFire            08/20/96       N/A       Monitoring system & quarterly
System Monitor      (213) 666-6000                               inspection
                                                                           24 hr/day
------------------------------------------------------------------------------------------------
HIVAC Water         WEST                11/01/95       N/A       HIVAC water treatment (hot
Treatment           (714) 761-5191                               and chilled loops)
                                                                           1X/month
------------------------------------------------------------------------------------------------
Interior Plants     Plant Republic      04/21/95       N/A       Elevator Lobbies and
                    (310) 823-7256                               Management Office
                                                                           1X/week
------------------------------------------------------------------------------------------------
Janitorial          ISS                 03/16/95       N/A       Day Porter
                    (213) 730-5500                                    40 hr/week (M-F)
                                                                 -------------------------------
                                                                 Cleaning Service
                                                                        5X/week (S-Th)
------------------------------------------------------------------------------------------------
Landscape           Van Herrick's       04/18/95       N/A       Exterior maintenance
                    (310) 719-1008                                      1X/week
                                                                 -------------------------------
                                                                 Color program
                                                                        1X/quarter
                                                                 -------------------------------
                                                                 Tree trimming - as needed
------------------------------------------------------------------------------------------------
Marble              Solomon Marble      04/18/95       N/A       Exterior Maintenance & Interior
------------------------------------------------------------------------------------------------
                    (818) 834-1450                               Lobby
                                                                           1X/week
                                                                 -------------------------------
                                                                 Interior lobby walls
                                                                           2X/year
                                                                 -------------------------------
                                                                 Exterior planters
                                                                           4X/year
------------------------------------------------------------------------------------------------
Pest                American City       02/02/93       N/A       Common & parking areas
                    Pest Control                                           2X/month
                    (310) 542-8622
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Security            ACSS Security       04/21/95       N/A       1 guard
                    (213) 384-2911                                         24 hr/day
------------------------------------------------------------------------------------------------
Sprinklers          Scott Campbell Co.  07/19/94       N/A       Building wide fire sprinkler
                    (213) 852-5103                               installation
------------------------------------------------------------------------------------------------
Telephone Main      Pacific Bell        09/14/94       N/A       Main Vault and intrabuilding
Vault & Cable       (800) 655-4555                               Network Cable
                                                                           1X/year
------------------------------------------------------------------------------------------------

                        BEVERLY SUNSET MEDICAL BUILDING

                                Contract Summary

                            as of November 20, 1997


-------------------------------------------------------------------------------------------------------------
SERVICE        VENDOR                        DATED          AMENDED        DESCRIPTION
-------------------------------------------------------------------------------------------------------------
Trash          West Hollywood Recycling      04/21/95       N/A            Trash removal, recycling pick-up
               Services (818) 333-2442
               (Also Zakaroff Recycling)




                                                                                     Trash - 5X/week
                                                                                     paper - on call
-------------------------------------------------------------------------------------------------------------

3. PERMITS:

                        BEVERLY SUNSET MEDICAL BUILDING

                            Building Permit Listing

                            as of November 20, 1997


----------------------------------------------------------------------------------------------------------
                                                      Number of
Name                                     Expires       Permits       Comments
----------------------------------------------------------------------------------------------------------
Permit to Operate Air Pressure Tank     5/7/2002           2          Building air compressors for HVAC,
                                                                      and tenant dental equipment
----------------------------------------------------------------------------------------------------------
Permit to Operate an Elevator          3/11/1998           4          Building Elevators 1-4.(1)(2)
----------------------------------------------------------------------------------------------------------
Permit to Operate                      3/16/1998           1          Building Fire Pump
----------------------------------------------------------------------------------------------------------
Permit to Operate                      3/16/1998           1          Building Emergency Generator
----------------------------------------------------------------------------------------------------------

General Notes:

(1) There is a manlift in the parking garage that has not been operable for many years. Since it is inoperable, it does not require a permit.

(2) Hamburger Hamlet has a hydrolic elevator and it is maintained for them by Amtech Reliable Elevator. Hamburger Hamlet has the permit and it is forthcoming to the management office.



                            To be updated at Closing

4. MISCELLANEOUS PROPERTY ASSETS:

                        BEVERLY SUNSET MEDICAL BUILDING

                      Miscellaneous Property Asset Listing

                          (Warrantees and Guarantees)

                            as of November 20, 1997



          Name of Vendor                     Comments

          Mesa Energy Systems, Inc.          Chiller #2, Compressor #2
          Mesa Energy Systems, Inc.          Chiller #1, Compressor #2
          Mesa Energy Systems, Inc.          Chiller #3, Compressor #2
          Mesa Energy Systems, Inc.          Chiller #3, Compressor #1



                            To be updated at Closing

                                    EXHIBIT E
                          FORM OF NON-FOREIGN AFFIDAVIT

                              [See Following Page]

                            NON-FOREIGN AFFIDAVIT OF
                   BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

                  Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Pursuant to California Franchise Tax Board Notice 91-1 dated March 12, 1991, a transferee of a California real property interest need not withhold tax under Section 18662 of the California Revenue and Taxation Code, as amended, if the transferor is a partnership. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. and California real property interest by BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership ("TRANSFEROR"), the undersigned Transferor hereby certifies as follows:

                  1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the IRC and the regulations promulgated thereunder);

                  2. Transferor's U.S. taxpayer I.D. number is 95-4098476;

                  3. Transferor is a limited partnership duly formed and validly existing under the laws of the State of Delaware; and

                  4. Transferor's office address is 3 World Financial Center, 29th Floor, New York, New York 10285.

                  Transferor understands that this certification may be disclosed to the Internal Revenue Service and/or the California Franchise Tax Board, and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  Under penalties of perjury, Transferor declares that it has examined the foregoing certification and it is true, correct, and complete.

                                    "TRANSFEROR"

                                    BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                                    By:     Beverly Hills Medical Office
                                            Partners, L.P.
                                            a Delaware corporation
                                    Its:    General Partner

                                            By:  ______________________________
                                            Print Name: _______________________
                                            Print Title:  _____________________

                                    EXHIBIT F
           FORM OF NOTICES TO TENANTS, EQUIPMENT LESSORS, AND VENDORS

                              [See Following Pages]

                                NOTICE TO TENANT


                               _____________, 1997


[Tenant]
Beverly Sunset Medical Building
9201 West Sunset Boulevard, Suite [____]
West Hollywood/Los Angeles, California  [_______]

Dear [Tenant]:

                  We are pleased to announce that the Beverly Sunset Medical Building was sold today by Beverly Hills Medical Office Partners, L.P., a Delaware limited partnership, to Arden Realty Limited Partnership, a Maryland limited partnership.

                  The new owner has assumed the prior owner's rights and obligations as landlord under your lease or occupancy agreement. This means that the new owner holds the $_____________ security deposit you made and has assumed responsibility to you for the return of the deposit pursuant to your lease and the laws of the State of California, and that all rental or other payments should be made payable to [__________]. All notices and communications from you to the new owner are to be directed to [______________] at [address].

                           Sincerely,

                           SELLER:

                           BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                           By:      Medical Office Properties, Inc.,
                                    a Delaware corporation
                           Its:     General Partner

                                    By: ______________________________
                                    Print Name: ______________________
                                    Print Title: _____________________

                           BUYER:

                           ARDEN REALTY LIMITED PARTNERSHIP,
                           a Maryland limited partnership

                           By:      Arden Realty, Inc.,
                                    a Maryland corporation
                           Its:     General Partner

                                    By: _________________________________
                                    Print Name: _________________________
                                    Print Title: ________________________

                      NOTICE TO VENDOR OR EQUIPMENT LESSOR


                               _____________, 1997


_________________________________
_________________________________
_________________________________


Dear [Vendor or Equipment Lessor]:

                  We are pleased to announce that the Beverly Sunset Medical Building was sold today by Beverly Hills Medical Office Partners, L.P., a Delaware limited partnership, to Arden Realty Limited Partnership, a Maryland limited partnership.

                  The new owner has assumed the prior owner's rights and obligations under your [service contract or equipment lease]. All notices and communications from you to the new owner should [continue to] be directed to [_______________________] at [address].

                           Sincerely,

                           SELLER:

                           BEVERLY HILLS MEDICAL OFFICE PARTNERS, L.P., a Delaware limited partnership

                           By:      Medical Office Properties, Inc.,
                                    a Delaware corporation
                           Its:     General Partner

                                    By: ______________________________
                                    Print Name:  [__________________]
                                    Print Title: [__________________]

                           BUYER:

                           ARDEN REALTY LIMITED PARTNERSHIP,
                           a Maryland limited partnership

                           By:      Arden Realty, Inc.,
                                    a Maryland corporation
                           Its:     General Partner

                                    By: ___________________________________
                                    Print Name: ___________________________
                                    Print Title:___________________________

                                SCHEDULE 10.2 (C)

1.       Unit Numbers: 809, 811, and 812
         Tenants:  Drs. Binder and Bassilios

         Dispute relating to First Amendment to Medical Office Lease dated December 1996, specifically regarding the build-out of tenant improvements and tenant's acceptance of the expansion premises.



                                      G-1